EXHIBIT 99.1


Prospectus Supplement to Prospectus, Dated ________, 1999


CHASE CREDIT CARD MASTER TRUST
Issuer

CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Transferor

THE CHASE MANHATTAN BANK, Servicer

$__________ CLASS A FLOATING RATE ASSET BACKED CERTIFICATES, SERIES 1999-_

$__________ CLASS B FLOATING RATE ASSET BACKED CERTIFICATES, SERIES 1999-_


                                       Class A Certificates      Class B Certificates
     Principal Amount                  $___________________      $____________________
     Price                             $__________ (______%)     $__________ (______%)
     Underwriters' Commissions         $__________ (______%)     $__________ (______%)
     Proceeds to the Issuer            $__________ (______%)     $__________ (______%)
     Certificate Rate                      one-month LIBOR +         one-month LIBOR +
                                                  ____% p.a.                 ___% p.a.
     Interest Payment Dates              monthly on the 15th       monthly on the 15th
     First Interest Payment Date             _________, 1999              ______, 1999
     Scheduled Principal                             _______                  ________
     Payment Date
                                           distribution date         distribution date

The Class B Certificates are Subordinated to the Class a Certificates.

These Securities are Interests in Chase Credit Card Master Trust and are Backed Only by the Assets of the Master Trust Neither These Securities Nor the Assets of the Master Trust are Obligations of Chase Manhattan Bank USA, N.A., the Chase Manhattan Bank or Any of Their Affiliates, or Obligations Insured by the FDIC.

These Securities are Highly Structured. Before You Purchase These
Securities, be Sure You Understand the Structure and the Risks. See "Risk Factors" Beginning On Pages S-10 of This Prospectus Supplement.

We Have Applied to Have the Securities Listed On the Luxembourg Stock
Exchange.

Neither the Securities and Exchange Commission Nor Any State Securities Commission has Approved or Disapproved of These Securities or Passed On the Adequacy of Accuracy of the Disclosures in This Supplement and the Attached Prospectus. Any Representation to the Contrary is a Criminal Offense.

These securities are offered subject to availability.

Underwriters of the Class A Certificates



Underwriter of the Class B Certificates

        The date of this Prospectus Supplement is __________, 199_.




                             TABLE OF CONTENTS

                                                                        Page

WHERE TO FIND INFORMATION IN THESE DOCUMENTS............................S-3

SUMMARY OF TERMS........................................................S-4

STRUCTURAL SUMMARY......................................................S-5
   The Series 1999-_ Certificates ......................................S-5
   Chase Credit Card Master Trust ......................................S-5
   Scheduled Principal Payments and Potential
         Later Payments ................................................S-6
   Minimum Yield on the Receivables; Possible
         Early Principal Repayment of
         Series 1999-_ .................................................S-6
   Tax Status of Class A, Class B and Chase
         Credit Card Master Trust ......................................S-7
   ERISA Considerations ................................................S-7
   Mailing Address and Telephone Number
         of Principal Executive Offices ................................S-8

SELECTED MASTER TRUST PORTFOLIO SUMMARY DATA............................S-9

RISK FACTORS...........................................................S-11

THE CHASE CREDIT CARD MASTER TRUST PORTFOLIO...........................S-18
   General ............................................................S-18
   Delinquency and Loss Experience ....................................S-19
   Interchange ........................................................S-20
   Recoveries .........................................................S-20

THE RECEIVABLES........................................................S-21
   General ............................................................S-21

MATURITY CONSIDERATIONS................................................S-25
   Controlled Accumulation Period .....................................S-25
   Rapid Amortization Period...........................................S-25
   Pay out Events......................................................S-26
   Payment Rates ......................................................S-26

RECEIVABLE YIELD CONSIDERATIONS........................................S-27

USE OF PROCEEDS........................................................S-29

DESCRIPTION OF THE CERTIFICATES........................................S-29
   General ............................................................S-29
   Exchanges ..........................................................S-30
   Status of the Certificates .........................................S-30
   Transfer and Exchange of Definitive
         Certificates .................................................S-30
   Interest Payments ..................................................S-31
   Principal Payments .................................................S-32
   Postponement of Controlled Accumulation
         Period .......................................................S-33
   Subordination ......................................................S-33
   Allocation Percentages .............................................S-34
   Reallocation of Cash Flows .........................................S-36
   Application of Collections .........................................S-37
   Shared Excess Finance Charge Collections ...........................S-44
   Shared Principal Collections .......................................S-45
   Required Collateral Interest .......................................S-45
   Defaulted Receivables; Investor Charge-offs ........................S-46
   Principal Funding Account ..........................................S-47
   Reserve Account ....................................................S-47
   Issuance of Additional Certificates ................................S-48
   Companion Series ...................................................S-49
   Pay Out Events .....................................................S-50
   Servicing Compensation and Payment of
         Expenses......................................................S-51
   Reports to Certificateholders ......................................S-52

LISTING AND GENERAL INFORMATION........................................S-52

ERISA CONSIDERATIONS...................................................S-53
   Class A Certificates ...............................................S-54
   Class B Certificates ...............................................S-54
   Consultation with Counsel ..........................................S-54

UNDERWRITING...........................................................S-56

EXCHANGE LISTING.......................................................S-57

INDEX OF TERMS FOR PROSPECTUS SUPPLEMENT...............................S-58




                WHERE TO FIND INFORMATION IN THESE DOCUMENTS

      The attached prospectus provides general information about Chase Credit Card Master Trust, including terms and conditions that are generally applicable to the securities issued by the master trust. The specific terms of Series 1999-_ are described in this supplement.

      This supplement begins with several introductory sections describing your series and Chase Credit Card Master Trust in abbreviated form:

      o Summary of Terms provides important amounts, dates and other terms of your series;

      o Structural Summary gives a brief introduction of the key structural features of your series and directions for locating further information;

      o Selected Master Trust Portfolio Summary Data gives certain financial information about the assets of the Master Trust; and

      o   Risk Factors describes risks that apply to your series.

      As you read through these sections, cross-references will direct you to more detailed descriptions in the attached prospectus and elsewhere in this supplement. You can also directly reference key topics by looking at the table of contents pages in this supplement and the attached prospectus.

      This prospectus supplement and the attached prospectus may be used by Chase Securities Inc., an affiliate of Chase Manhattan Bank USA, N.A. and The Chase Manhattan Bank and a subsidiary of The Chase Manhattan Corporation, in connection with offers and sales related to market-making transactions in the certificates offered by this supplement and the attached prospectus. Chase Securities Inc. may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of sale.

TO UNDERSTAND THE STRUCTURE OF THESE SECURITIES, YOU MUST READ CAREFULLY THE ATTACHED PROSPECTUS AND THIS SUPPLEMENT IN THEIR ENTIRETY.



                              SUMMARY OF TERMS

Transferor:                  Chase Manhattan Bank USA, National
                             Association--"Chase USA"

Servicer:                    The Chase Manhattan Bank--"Chase Bank"

Master Trust Trustee:        The Bank of New York

Pricing Date:                _______, 1999

Closing Date:                _______, 1999

Clearance and Settlement:    DTC/Cedelbank/Euroclear

Master Trust Assets: receivables originated in VISA and MasterCard accounts, including recoveries on charged-off receivables and fees payable by VISA and MasterCard to Chase USA


Series Structure:                      Amount             % of Total Series
       Class A                      $___________                   __%
       Class B                      $___________                   __%
       Collateral Interest          $___________                   __%
Annual Servicing Fee:                                              __%

                                       CLASS A                  CLASS B
Anticipated Ratings:*
(Moody's/S&P/Fitch IBCA)      Aaa/AAA/AAA               A2/A/A

Credit Enhancement:           subordination of          subordination of
                              Class B and the           collateral interest
                              collateral interest

Interest Rate:                one-month LIBOR + __%     one-month LIBOR + __%
                              p.a.                      p.a.

Interest Accrual Method:      actual/360                actual/360

Interest Payment Dates:       monthly (15th)            monthly (15th)

Interest Rate Index Reset     2 business days           2 business days
Date:                         before each interest      before each interest
                              payment date              payment date

First Interest Payment
Date:                         ______, 1999              ______, 1999

Scheduled Principal           ______ distribution       _______  distribution
Payment Date:                 date                      date

Commencement of Controlled    Last day of ________      N/A
Accumulation Period
(subject to adjustment):

Series 1999-_ Legal Final     ________distribution      ________distribution
Maturity:                     date                      date

Application for Exchange      Luxembourg                Luxembourg
Listing:

CUSIP Number:

ISIN:

Common Code:


* It is a condition to issuance that one of these ratings be obtained.



                             STRUCTURAL SUMMARY

This summary briefly describes certain major structural components of Series 1999-_. To fully understand the terms of Series 1999-_ you will need to read both this supplement and the attached prospectus in their entirety.

THE SERIES 1999-_ CERTIFICATES

Your certificates represent the right to a portion of collections on the underlying Master Trust assets. Your certificates will also be allocated a portion of net losses on receivables, if any. Any collections allocated to your series will be used to make interest or principal payments, to pay a portion of the fees of Chase Bank as servicer and to cover net losses allocated to your series. Any collections allocated to your series in excess of the amount owed to you or Chase Bank as servicer will be shared with other series of certificates issued by Chase Credit Card Master Trust, or returned to Chase USA. In no case will you receive more than the principal and interest owed to you under the terms described in this supplement.

For further information on allocations and payments, see "Description of the Certificates--Allocation Percentages" and "--Application of Collections" in this supplement. For further information about the receivables supporting your certificates, see "The Receivables" and "Receivable Yield Considerations" in this supplement. For a more detailed discussion of the certificates, see "Description of the Certificates" in this supplement.

Your certificates feature credit enhancement by means of the subordination of other interests, which is intended to protect you from net losses and shortfalls in cash flow. Credit enhancement is provided to Class A by the following:

   o  subordination of Class B; and

   o  subordination of the collateral interest.

Credit enhancement is provided to Class B by the following:

   o  subordination of the collateral
      interest.

The effect of subordination is that the more subordinated interests will absorb any net losses allocated to Series 1999-_, and make up any shortfalls in cash flow, before the more senior interests are affected. On the closing date the collateral interest will be $__________, or _% of Series 1999-_. If the cash flow and any subordinated interest do not cover all net losses allocated to Series 1999-_, your payments of interest and principal will be reduced and you may suffer a loss of principal.

For a more detailed description of the subordination provisions of Series 1999-_, see "Description of the Certificates--Subordination" in this supplement. For a discussion of losses, see "Description of the Certificates--Defaulted Receivables; Investor Charge-Offs" in this supplement. See "Risk Factors" in this supplement for more detailed discussions of the risks of investing in Series 1999-_.

CHASE CREDIT CARD MASTER TRUST

Your series is one of nineteen outstanding series issued by Chase Credit Card Master Trust. Chase Credit Card Master Trust is maintained by the Master Trust Trustee for the benefit of:

   o  certificateholders of Series 1999-_;

   o certificateholders of other series issued by Chase Credit Card Master Trust;

   o providers of credit enhancements for Series 1999-_ and other series issued by Chase Credit Card Master Trust; and

   o  Chase USA.

Each series has a claim to a fixed dollar amount of Chase Credit Card Master Trust's assets, regardless of the total amount of receivables in the Master Trust at any time. Chase USA holds the remaining claim to Chase Credit Card Master Trust's assets, which fluctuates with the total amount of receivables in the Master Trust. Chase USA, as the holder of that remainder, has the right to purchase the outstanding Series 1999-_ certificates at any time when the outstanding amount of the Series 1999-_ certificateholders' interest in Chase Credit Card Master Trust is less than 5% of the original amount of that interest.

For more information on Chase Credit Card Master Trust's assets, see "The Chase Credit Card Master Trust Portfolio" and "The Receivables" in this supplement and "Chase USA's Credit Card Activities" and "The Receivables" in the attached prospectus.

SCHEDULED PRINCIPAL PAYMENTS AND POTENTIAL LATER PAYMENTS

Chase Credit Card Master Trust expects to pay the entire principal amount of Class A in one payment on the ________ distribution date, and the entire principal amount of Class B in one payment on the ________ distribution date. In order to accumulate the funds to pay Class A on its scheduled payment date, the Master Trust will accumulate principal collections in a principal funding account. The Master Trust will deposit funds into the principal funding account during a "controlled accumulation period." The length of the controlled accumulation period may be as long as twelve months, but will be shortened if Chase USA expects that a shorter period will suffice for the accumulation of the Class A payment amount. The accumulation period will end on the scheduled payment date for Class A, when the funds on deposit in the principal funding account will be paid to Class A.

If Class A is not fully repaid on its scheduled payment date, Class A will begin to amortize by means of monthly payments of all principal collections allocated to Series 1999-_ until it is fully repaid.

After Class A is fully repaid the Master Trust will use principal collections allocated to Series 1999-_ to repay Class B. Because of the relatively small principal payment required to repay Class B, the Master Trust expects to pay the Class B principal in full in one month. If Class B is not fully repaid on its scheduled payment date, Class B will begin to amortize by means of monthly payments of all principal collections allocated to Series 1999-_ after Class A is fully repaid.

For more information on scheduled principal payments, the controlled accumulation period and Class B principal payments, see "Maturity Considerations" and "Description of the Certificates--Principal Payments," "--Postponement of Controlled Accumulation Period" and "--Application of Collections--Payments of Principal" in this supplement and "Description of the Certificates--Principal Payments" and "--Accumulation Period" in the attached prospectus.

Prior to the commencement of an accumulation or amortization period for Series 1999-_, principal collections will be paid to Chase USA or shared with other series that are amortizing or in an accumulation period.

MINIMUM YIELD ON THE RECEIVABLES; POSSIBLE EARLY PRINCIPAL REPAYMENT OF SERIES 1999-_

Class A or Class B may be repaid earlier than its scheduled principal repayment date if collections on the underlying receivables, together with other amounts available for payment to securityholders, are too low. The minimum amount that must be available for payment to Series 1999-_ in any month, referred to as the "base rate," is the sum of the interest payable to Class A, the interest payable to Class B and the interest payable to the holder of the collateral interest, in each case for the related interest period, plus the servicing fee for the related month. If the average Master Trust portfolio yield for Series 1999-_ for any three consecutive months is less than the average base rate for the same three consecutive months, a "pay out event" will occur with respect to Series 1999-_ and the Master Trust will commence a rapid amortization of Series 1999-_, and holders of Series 1999-_ certificates will receive principal payments earlier than the scheduled principal repayment date.

Series 1999-_ is also subject to several other pay out events, which could cause Series 1999-_ to amortize, and which are summarized under the heading "Description of the Certificates--Pay Out Events" in this supplement. If Series 1999-_ begins to amortize, Class A will receive monthly payments of principal until it is fully repaid; Class B will then receive monthly payments of principal until it is fully repaid. In that event, your certificates may be repaid prior to the scheduled payment date.

The final payment of principal and interest will be made no later than the ________ distribution date, which is the Series 1999-_ final payment date.

For more information on pay out events, the portfolio yield and base rate, early principal repayment and rapid amortization, see "Maturity
Considerations," "Description of the Certificates--Principal Payments" and "--Pay Out Events" in this supplement and "Description of the Certificates--Principal Payments," "--Rapid Amortization Period" and

"--Final Payment of Principal; Termination" in the attached prospectus.

TAX STATUS OF CLASS A, CLASS B AND CHASE CREDIT CARD MASTER TRUST

Simpson Thacher & Bartlett, tax counsel to Chase USA, is of the opinion that:

   o under existing law the Class AClass B certificates will be characterized as debt for U.S. federal income tax purposes; and

   o Chase Credit Card Master Trust will not be an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.

For further information regarding the application of U.S. federal income tax laws, see "Tax Matters" in the attached prospectus.

ERISA CONSIDERATIONS

Class A Certificates: The underwriters anticipate that the Class A certificates will meet the criteria for treatment as "publicly-offered securities." If so, subject to important considerations described under "ERISA Considerations" in this prospectus supplement and "Employee Benefit Plan Considerations" in the attached prospectus, the Class A certificates will be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

Class B Certificates: Pension plans and other investors subject to ERISA cannot acquire Class B certificates. Prohibited investors include:

   o  "employee benefit plans" as defined in section 3(3) of ERISA;

   o  any "plan" as defined in section 4975 of the U.S. Internal Revenue
      Code; and

   o any entity whose underlying assets may be deemed to include "plan assets" under ERISA by reason of any such plan's investment in the entity, including insurance company general accounts.

By purchasing any Class B certificates, you certify that you are not within any of those categories. For further information regarding the application of ERISA, see "ERISA Considerations" in this supplement and "Employee Benefit Plan Considerations" in the attached prospectus.

MAILING ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES

The mailing address of Chase Manhattan Bank USA, National Association is 802 Delaware Avenue, Wilmington, Delaware 19801, and the telephone number is (302) 575-5000.




                 SELECTED MASTER TRUST PORTFOLIO SUMMARY DATA


                             [GRAPHIC OMITTED]



The chart above shows the geographic distribution of the receivables in the master trust portfolio among the 50 states and the District of Columbia. Other than the states specifically shown in the chart, no state accounts for more than 5% of receivables in the master trust portfolio.


                             [GRAPHIC OMITTED]


The chart above shows the percentages of the receivables in the master trust portfolio arising under accounts within the age brackets shown.


                             [GRAPHIC OMITTED]


The chart above shows the total yield, payment rate and net charge-off rate for the master trust portfolio for each month from January, 1997 to December, 1998.

"Master Trust Yield" for any month means the total amount of collected finance charges and interchange charges allocated to Chase Credit Card Master Trust for the month, expressed as a percentage of total outstanding principal receivables at the beginning of the month.

The "payment rate" for any month is the aggregate amount collected on receivables during the month, including recoveries on previously charged off, receivables, expressed as a percentage of total outstanding receivables at the beginning of the month.

The amount of "net charge-offs" for any month is the amount of charged-off receivables recorded in the month, net of any recoveries from earlier charge-offs on receivables in the master trust portfolio, expressed as a percentage of total outstanding principal receivables at the beginning of the month.

                                RISK FACTORS

      You should consider the following risk factors in deciding whether to purchase the asset backed certificates described herein.

POTENTIAL EARLY REPAYMENT     If the average Master Trust portfolio yield
OR DELAYED PAYMENT DUE TO     for Series 1999-_ for any three consecutive
REDUCED PORTFOLIO YIELD       months is less than the average base rate for
                              the same three consecutive months, a "pay out event" will occur with respect to Series
                              1999-_ and the Master Trust will commence a rapid amortization of Series 1999-_, and holders of Series 1999-_ certificates will receive principal payments earlier than the scheduled principal repayment date. Moreover, if principal collections on receivables allocated to other series are available for application to a rapid amortization of any outstanding securities, the period during which that rapid amortization occurs may be substantially shortened. Because of the potential for early repayment if collections on the receivables fall below the minimum amount, any circumstances that tend to reduce collections may increase the risk of early repayment of Series 1999-_.

                              Conversely, any reduction in collections may cause the period during which collections are accumulated in the principal funding account for payment of Class A to be longer than otherwise would have been the case.

                              The following factors could result in
                              circumstances that tend to reduce
                              collections:

                              Chase USA May Change the Terms and Conditions of the Accounts

                              Chase USA will transfer to Chase Credit Card
                              Master Trust receivables arising under
                              specified credit card accounts, but Chase USA will continue to own those accounts. As the owner of those accounts, Chase USA retains the right to change various terms and conditions of those accounts, including finance charges and other fees it charges and the required minimum monthly payment. Chase USA may change the terms of the accounts to maintain its competitive position in the credit card industry. Changes in the terms of the accounts may reduce the amount of receivables arising under the accounts, reduce the amount of collections on those receivables, or otherwise alter payment patterns.

                              Chase USA has agreed that it will not reduce the periodic finance charges it charges on the receivables or other fees on any account if that action would cause Chase USA to reasonably expect that the net yield on the Master Trust's portfolio of accounts would be insufficient to make interest payments on Series 1999-_ or any other interest issued by the Master Trust and pay the servicing fee payable by the Master Trust, unless Chase USA is required by law to reduce those charges or determines that reductions are necessary to maintain its credit card business, based on its good faith assessment of its business competition.

                              Chase USA has agreed that it will not change the terms of the accounts or its policies relating to the operation of its credit card business, including the reduction of the required minimum monthly payment and the calculation of the amount or the timing of finance charges, other fees and charges, unless it reasonably believes a pay out event would not occur for any series and takes the same action on its other substantially similar accounts, to the extent permitted by those accounts.

                              Chase USA has no restrictions on its ability to change the terms of the accounts except as described above or in the attached prospectus.

                              Chase USA May Add Accounts to the Master
                              Trust Portfolio

                              In addition to the accounts already
                              designated for Chase Credit Card Master
                              Trust, Chase USA is permitted to designate additional accounts for the Master Trust portfolio and to transfer the receivables in those accounts to the Master Trust. Any new accounts and receivables may have different terms and conditions than the accounts and receivables already in the Master Trust portfolio - such as higher or lower fees or interest rates, or longer or shorter principal payment terms. Credit card accounts purchased by Chase USA may be included as additional accounts if certain conditions are satisfied. Credit card accounts purchased by Chase USA will have been originated using the account originator's underwriting criteria, not those of Chase USA. The account originator's underwriting criteria may be less stringent than those of Chase USA. The new accounts and receivables may produce higher or lower collections or charge-offs over time than the accounts and receivables already in the Master Trust and could tend to reduce the amount of collections allocated to Series 1999-_.

                              Also, if Chase USA's percentage interest in the accounts of the Master Trust falls to 7% or less, Chase USA will be required to maintain that level by designating additional accounts for the Master Trust portfolio and transferring the receivables in those accounts to the Master Trust. If Chase USA is required to add accounts to the Master Trust, it may not have any accounts to be added to the Master Trust. If Chase USA fails to add accounts when required, a "pay out event" will occur and you could receive payment of principal sooner than expected. See "Description of the Certificates--Addition of Master Trust Assets" in the attached prospectus.

                              Certificate and Receivables Interest Rate
                              Reset Terms May Differ

                              Finance charges on certain of the accounts in Chase Credit Card Master Trust accrue at a variable rate above a designated prime rate or other designated index. The certificate rate of your certificate is based on LIBOR. Changes in LIBOR might not be reflected in the prime rate or the designated index, resulting in a higher or lower spread, or difference, between the amount of collections of finance charge receivables on the accounts and the amounts of interest payable on Series 1999-_ and other amounts required to be funded out of collections of finance charge receivables.

                              Finance charges on certain of the accounts in the Master Trust accrue at a fixed rate. If LIBOR increases, the amount of interest on your certificate and other amounts required to be funded out of collections of finance charge receivables will increase, while the amount of collections of finance charge receivables on the accounts will remain the same unless and until the rates on the accounts are reset.

                              A decrease in the spread between collections of finance charge receivables and interest payments on your certificate could increase the risk of early repayment.

                              Changes to Consumer Protection Laws May
                              Impede Chase's Collection Efforts

                              Federal and state consumer protection laws regulate the creation and enforcement of consumer loans, including credit card accounts and receivables. Changes or additions to those regulations could make it more difficult for the servicer of the receivables to collect payments on the receivables or reduce the finance charges and other fees that Chase USA can charge on credit card account balances, resulting in reduced collections. See "Description of the Certificates--Pay Out Events" in the attached prospectus.

                              Receivables that do not comply with consumer protection laws may not be valid or enforceable in accordance with their terms against the obligors on those receivables. Chase USA makes representations and warranties relating to the validity and enforce-ability of the receivables arising under the accounts in the Master Trust portfolio. Subject to certain conditions described under "Description of the Certificates--Representations and Warranties" in the attached prospectus Chase USA must accept reassignment of each receivable that does not comply in all material respects with all requirements of applicable law. However, we do not anticipate that the Master Trust Trustee under the pooling and servicing agreement will make any examination of the receivables or the related records for the purpose of determining the presence or absence of defects, compliance with representations and warranties, or for any other purpose. The only remedy if any representation or warranty is violated, and the violation continues beyond the period of time Chase USA has to correct the violation, is that Chase USA must accept reassignment of the receivables affected by the violation, subject to certain conditions described under "Description of the
                              Certificates--Representations and Warranties" in the attached prospectus. See also "Certain Legal Aspects of the Receivables--Consumer Protection Laws" in the attached prospectus.

                              If a cardholder sought protection under
                              federal or state bankruptcy or debtor relief laws, a court could reduce or discharge completely the cardholder's obligations to repay amounts due on its account and, as a result, the related receivables would be written off as uncollectible. See "Description of the Certificates--Defaulted Receivables; Investor Charge-Offs" in this supplement and "Description of the Certificates--Defaulted Receivables; Rebates and Fraudulent Charges; Investor Charge-Offs" in the attached prospectus.

                              Slower Generation of Receivables Could Reduce Collections

                              The receivables transferred to Chase Credit
                              Card Master Trust may be paid at any time. We cannot assure the creation of additional receivables in the Master Trust's accounts or that any particular pattern of cardholder payments will occur. A significant decline in the amount of new receivables generated by the accounts in the Master Trust could result in reduced amounts of Master Trust collections. See "Maturity Considerations" in this supplement.

ALLOCATIONS OF CHARGED-OFF    Chase USA anticipates that it will write off
RECEIVABLES COULD REDUCE      as uncollectible some portion of the
PAYMENTS TO                   receivables arising in accounts in the Master
CERTIFICATEHOLDERS            Trust portfolio. Each class of Series 1999-_
                              will be allocated a portion of those
                              charged-off receivables. See "Description of the Certificates--Allocation Percentages" and
                              "The Chase Credit Card Master Trust
                              Portfolio--Delinquency and Loss Experience" in this supplement. If the amount of charged-off receivables allocated to any class of certificates exceeds the amount of other funds available for reimbursement of those charge-offs (which could occur if the limited amount of credit enhancement for those certificates is reduced to zero) the holders of those certificates may not receive the full amount of principal and interest due to them. See "Description of the Certificates--Reallocation of Cash Flows,"
                              "--Application of Collections" and
                              "--Defaulted Receivables; Investor
                              Charge-Offs" in this supplement.

LIMITED ABILITY TO RESELL     The underwriters may assist in resales of
CERTIFICATES                  Class A and Class B certificates but they are
                              not required to do so. A secondary market for any of your securities may not develop. If a secondary market does develop, it might not continue or it might not be sufficiently liquid to allow you to resell any of your securities.

CERTAIN LIENS COULD BE        Chase USA accounts for the transfer of the
GIVEN PRIORITY OVER YOUR      receivables to the Master Trust as a sale.
SECURITIES                    However, a court could conclude that Chase
                              USA still owns the receivables and that the Master Trust holds only a security interest.
                              Chase USA will take steps to give the Master
                              Trust Trustee a "first priority perfected security interest" in the receivables in the event a court concludes Chase USA still owns the receivables. If Chase USA became insolvent and the Federal Deposit Insurance
                              Corporation were appointed conservator or receiver of Chase USA, the FDIC's administrative expenses might be paid from the receivables before the Master Trust received any payments on the receivables. If a court concludes that the transfer to the Master Trust is only a grant of a security interest in the receivables certain liens on Chase USA's property arising before new receivables come into existence may get paid before the Master Trust's interest in those receivables. Those liens include a tax or government lien or other liens permitted under the law without the consent of Chase
                              USA. See "Certain Legal Aspects of the
                              Receivables--Transfer of Receivables" and
                              "Description of the
                              Certificates--Representations and Warranties" in the attached prospectus.

INSOLVENCY OR BANKRUPTCY      Under the Federal Deposit Insurance Act, as
OF CHASE USA COULD RESULT     amended by the Financial Institutions Reform,
IN ACCELERATED, DELAYED       Recovery and Enforcement Act of 1989, the
OR REDUCED PAYMENTS TO        Master Trust's security interest in the
CERTIFICATEHOLDERS            receivables arising under the accounts in the
                              Master Trust portfolio should be respected by the FDIC where--

                              o Chase USA's transfer of the receivables to the Master Trust is the grant of a valid security interest in the receivables to the Master Trust;

                              o Chase USA becomes insolvent and the FDIC is appointed conservator or receiver of Chase USA;

                              o  the security interest (a) is validly
                                 perfected before Chase USA's insolvency
                                 and (b) was not taken in contemplation of Chase USA's insolvency or with the intent to hinder, delay or defraud Chase USA or its creditors; and

                              o  the pooling and servicing agreement
                                 establishing the Master Trust under the
                                 Federal Deposit Insurance Act is
                                 continuously an official record of Chase
                                 USA and represents a bona fide and arm's length transaction undertaken for adequate consideration in the ordinary course of business.

                              Under the Federal Deposit Insurance Act, the
                              FDIC could-

                              o  require The Bank of New York, as Master
                                 Trust Trustee for the Trust, to go through an administrative claims procedure to establish its right to payments collected on the receivables in the Master Trust;

                              o request a stay of proceedings with respect to Chase USA; or

                              o  repudiate the pooling and servicing
                                 agreement establishing the Master Trust
                                 and limit the Master Trust's resulting
                                 claim to "actual direct compensatory
                                 damages" measured as of the date of
                                 receivership. See "Certain Legal Aspects of the Receivables--Certain Matters Relating to Receivership" in the attached prospectus.

                              If the FDIC were to take any of those actions your payments of outstanding principal and interest could be delayed and possibly reduced.

                              If a conservator or receiver were appointed for Chase USA, then a "pay out event" could occur for all outstanding series. Under the terms of the pooling and servicing agreement new principal receivables would not be transferred to the Master Trust and the Master Trust Trustee would sell the receivables (unless holders of more than 50% of the investor interest of each class of outstanding certificates gave the Master Trust Trustee other instructions). The Master Trust would then terminate earlier than was planned and you could have a loss if the sale of the receivables produced insufficient net proceeds to pay you in full. The conservator or receiver may nonetheless have the power--

                              o regardless of the terms of the pooling and servicing agreement, (a) to prevent the beginning of a rapid amortization period,
                                 (b) to prevent the early sale of the
                                 receivables and termination of the Master
                                 Trust or (c) to require new principal
                                 receivables to continue being transferred to the Master Trust; or

                              o  regardless of the instructions of the
                                 certificateholders, (a) to require the
                                 early sale of the Master Trust's
                                 receivables, (b) to require termination of the Master Trust and retirement of the Master Trust's certificates (including Series 1999-_) or (c) to prohibit the continued transfer of principal receivables to the trusts.

                              In addition, if Chase Bank, as servicer, defaults on its obligations under the pooling and servicing agreement solely because a conservator or receiver is appointed for Chase Bank, the conservator or receiver might have the power to prevent either the Master Trust Trustee or the holders of securities issued by the Trust from appointing a new servicer under the related pooling and servicing agreement. See "Certain Legal Aspects of the Receivables--Certain Matters Relating to Receivership" in the attached prospectus.

ISSUANCE OF ADDITIONAL        Chase Credit Card Master Trust, as a master
SERIES BY THE TRUST MAY       trust, may issue series of certificates from
AFFECT THE TIMING OF          time to time. The Master Trust may issue
PAYMENTS                      additional series with terms that are
                              different from your series without the prior review or consent of any certificateholders.
                              It is a condition to the issuance of each new series that each rating agency that has rated an outstanding series confirm in writing that the issuance of the new series will not result in a reduction or withdrawal of its rating of any class of any outstanding series.

                              However, the terms of a new series could affect the timing and amounts of payments on any other outstanding series. See
                              "Description of the Certificates--Exchanges" in the attached prospectus.

INDIVIDUAL                    Certificateholders of any series or any class
CERTIFICATEHOLDERS WILL       within a series may need the consent or
HAVE LIMITED CONTROL OF       approval of a specified percentage of the
TRUST ACTIONS                 investor interest of other series or a class
                              of such other series to take or direct
                              certain actions, including to require the appointment of a successor servicer after Chase Bank, as servicer, defaults on its obligations under the pooling and servicing agreement, to amend the pooling and servicing agreement in some cases, and to direct a repurchase of all outstanding series after certain violations of Chase USA's representations and warranties. The interests of the certificateholders of any such series may not coincide with yours, making it more difficult for you or any other particular certificateholder to achieve the desired results from such vote.

CLASS B BEARS ADDITIONAL      Because Class B is subordinated to Class A,
CREDIT RISK                   principal payments to Class B will not begin
                              until Class A is repaid. Additionally, if collections of finance charge receivables allocated to Series 1999-_ are insufficient to cover amounts due to Class A, the investor interest for Class B might be reduced. This would reduce the amount of the collections of finance charge receivables available to Class
                              B in future periods and could cause a
                              possible delay or reduction in principal and interest payments on Class B. If receivables had to be sold, the net proceeds of that sale available to pay principal would be paid first to Class A and any remaining net proceeds would be paid to Class B. See
                              "Description of the
                              Certificates--Subordination" in this
                              supplement.


                THE CHASE CREDIT CARD MASTER TRUST PORTFOLIO

      Capitalized terms are defined in the attached prospectus or in this supplement. Definitions are indicated by boldface type. Both the attached prospectus and this supplement contain an index of terms listing the page numbers where definitions can be found.

GENERAL

      The receivables (the "RECEIVABLES") conveyed or to be conveyed to the Master Trust pursuant to a pooling and servicing agreement (as the same may be amended from time to time, the "AGREEMENT"), among Chase Manhattan Bank USA, National Association ("CHASE USA" or the "BANK"), CMB, as Servicer of the Receivables, and The Bank of New York, as Master Trust Trustee (the "MASTER TRUST TRUSTEE"), as supplemented by the supplement relating to the Certificates (the "SERIES 1999-_ SUPPLEMENT") (the term "AGREEMENT," unless the context requires otherwise, refers to the Agreement as supplemented by the Series 1999-_ Supplement) have been or will be generated from transactions made by holders of MasterCard and VISA credit card accounts ("ACCOUNTS") selected by Chase USA, including premium accounts and standard accounts, from the Bank Portfolio. Each Class A Floating Rate Asset Backed Certificate, Series 1999-_ (collectively, the "CLASS A CERTIFICATES") and each Class B Floating Rate Asset Backed Certificate, Series 1999-_ (collectively, the "CLASS B CERTIFICATES" and, together with the Class A Certificates, the "CERTIFICATES" or the "SERIES 1999-_ CERTIFICATES") will represent the right to receive certain payments from the Master Trust (formerly known as Chemical Master Credit Card Trust I), created pursuant to a Pooling and Servicing Agreement among the Transferor, The Chase Manhattan Bank ("CMB"), as servicer, and The Bank of New York, as Master Trust Trustee. As used in this prospectus supplement, the term "Certificateholders" refers to holders of the Certificates, the term "CLASS A CERTIFICATEHOLDERS" refers to holders of the Class A Certificates and the term "CLASS B CERTIFICATEHOLDERS" refers to holders of the Class B Certificates, and the term "TRANSFEROR" means (a) with respect to the period prior to June 1, 1996, CMB (formerly known as Chemical Bank) and (b) with respect to the period beginning on June 1, 1996, Chase USA.

      The Receivables conveyed to the Master Trust arise in Accounts selected by Chase USA from the Bank Portfolio on the basis of criteria set forth in the Agreement as applied on September 27, 1995 (the "CUT-OFF DATE") and, with respect to Additional Accounts, as of the related dates of their designations (the "TRUST PORTFOLIO"). Pursuant to the Agreement, Chase USA has the right, subject to certain limitations and conditions set forth therein, to designate from time to time Additional Accounts and to transfer to the Master Trust all Receivables of such Additional Accounts, whether such Receivables are then existing or thereafter created. Any Additional Accounts designated pursuant to the Agreement must be Eligible Accounts as of the date Chase USA designates such accounts as Additional Accounts. Chase USA will be required to designate Additional Accounts, to the extent available, (a) to maintain the Transferor Interest so that during any period of 30 consecutive days, the Transferor Interest averaged over that period equals or exceeds the Minimum Transferor Interest for the same period and (b) to maintain, for so long as certificates of any Series (including the Certificates) remain outstanding, the sum of (i) the aggregate amount of Principal Receivables and (ii) the principal amount on deposit in the Excess Funding Account equal to or greater than the Minimum Aggregate Principal Receivables. "MINIMUM TRANSFEROR INTEREST" for any period means 7% of the sum of (i) the average Principal Receivables for such period and (ii) the average principal amount on deposit in the Excess Funding Account, the Principal Funding Account and any other account specified from time to time pursuant to the Agreement or the Series Supplement for such period; provided, however, that Chase USA may reduce the Minimum Transferor Interest to not less than 2% of the sum of the amounts specified in clauses (i) and (ii) above upon satisfaction of the Rating Agency Condition and certain other conditions set forth in the Agreement. "MINIMUM AGGREGATE PRINCIPAL RECEIVABLES" means an amount equal to the sum of the numerators used to calculate the Investor Percentages with respect to the allocation of collections of Principal Receivables for each Series then outstanding minus the amount on deposit in the Excess Funding Account as of the date of determination; provided, that the Minimum Aggregate Principal Receivables may be reduced to a lesser amount at any time if the Rating Agency Condition is satisfied. Chase USA will convey the Receivables then existing or thereafter created under such Additional Accounts to the Master Trust. Further, pursuant to the Agreement, Chase USA will have the right (subject to certain limitations and conditions) to designate certain Accounts and to require the Master Trust Trustee to reconvey all Receivables in such Accounts (the "REMOVED ACCOUNTS") to Chase USA, whether such Receivables are then existing or thereafter created. Throughout the term of the Master Trust, the Accounts from which the Receivables arise will be the Accounts designated by Chase USA on the Cut-Off Date plus any Additional Accounts minus any Removed Accounts. As of the Cut-Off Date and, with respect to Receivables in Additional Accounts, as of the related date of their conveyance to the Master Trust, and on the date any new Receivables are created, Chase USA will represent and warrant to the Master Trust that the Receivables meet the eligibility requirements specified in the Agreement. See "Description of the Certificates--Representations and Warranties" in the attached prospectus.

DELINQUENCY AND LOSS EXPERIENCE

      The Bank considers an account delinquent if a payment due thereunder is not received by the Bank by the date of the statement following the statement on which the amount is first stated to be due.

      Efforts to collect delinquent credit card receivables are made by the Bank's account management department, collection agencies and attorneys retained by the Bank. For a description of the Bank's collection practices and policies, see "Chase USA's Credit Card Activities--Collection of Delinquent Accounts" in the attached prospectus.

      The Bank's policy is to charge off an account during the billing cycle immediately following the cycle in which such account became one hundred fifty (150) days delinquent. If the Bank receives notice that a cardholder is the subject of a bankruptcy proceeding, the Bank charges off such account upon the earlier of seventy-five (75) days after receipt of such notice and the time period set forth in the previous sentence.

      The following tables set forth the delinquency and loss experience as of the dates and for each of the periods shown for the Master Trust Portfolio.

                                            DELINQUENCY EXPERIENCE
                                                TRUST PORTFOLIO
                                            (DOLLARS IN THOUSANDS)

                                                                              DECEMBER 31,
                    [                      ]  ----------------------------------------------------------------------------
                              1999                       1998                      1997                      1996
                     -----------------------  ------------------------   ----------------------    -----------------------
                                  PERCENTAGE                PERCENTAGE                PERCENTAGE                PERCENTAGE
                                   OF TOTAL                  OF TOTAL                  OF TOTAL                  OF TOTAL
NUMBER OF DAYS       DELINQUENT    RECEIV-     DELINQUENT    RECEIV-     DELINQUENT    RECEIV-     DELINQUENT    RECEIV-
DELINQUENT(1)         AMOUNT(2)    ABLES(2)      AMOUNT      ABLES(2)      AMOUNT      ABLES(2)      AMOUNT      ABLES(2)
------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
30 to 59 Days.....           $                         $           %             $           %             $           %
60 to 89 Days.....
90 Days or More...
                     ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
      TOTAL.....                                       $           %             $           %             $           %
                     ==========   ==========   ==========   ==========   ==========   ==========   ==========   ==========

--------------------
(1) Number of days delinquent means the number of days after the first billing date following the original billing date. For example, 30 days delinquent means that no payment was received within 60 days after the original billing date.

(2) Delinquencies are calculated as a percentage of outstanding receivables as of the end of the month.


                                    LOSS EXPERIENCE
                                    TRUST PORTFOLIO
                                  (DOLLARS IN MILLIONS)

                                                                YEAR ENDED DECEMBER 31,
                                        [   ] MONTHS ENDED    ----------------------------
                                                    , 1999      1998       1997       1996
                                        ------------------    -------    -------    ------
Average Receivables Outstanding(1)....                             $          $         $
Gross Charge-Offs(2)(3)...............
Recoveries............................
Net Charge-Offs.......................
Net Charge-Offs as a Percentage of                                 %          %         %
  Average Receivables Outstanding.....

--------------------
(1) Average Principal Receivables Outstanding is the average of the daily receivable balance during the period indicated.

(2) Gross Charge-Offs shown include only the principal portion of charged-off receivables. (3)Gross Charge-Offs do not include the amount of any reductions in Average Receivables Outstanding due to fraud, returned goods or customer disputes. Gross Charge-Offs exclude charges relating to changes in Chase USA's charge-off policies.

      The increase in Net Charge-Offs as a Percentage of Average Principal Receivables Outstanding for the Master Trust Portfolio for the years ended December 31, 1997 and December 31, 1998, when compared with the year ended December 31, 1996, reflects, among other factors, higher levels of personal bankruptcies.

INTERCHANGE

      Chase USA will be required, pursuant to the terms of the Agreement, to transfer to the Master Trust a percentage of Interchange (as defined in the attached prospectus). Interchange arising from the Bank Portfolio will be allocated to the Master Trust based upon the percentage equivalent of the same ratio which the aggregate amount of purchases of merchandise and services relating to the Accounts made during such Monthly Period bears to the aggregate amount of purchases of merchandise and services relating to the Bank Portfolio with respect to such Monthly Period. Interchange allocated to the Master Trust will be treated as collections of Finance Charge Receivables. MasterCard and VISA may from time to time change the amount of Interchange reimbursed to banks issuing their credit cards. Under the circumstances described in this supplement, Interchange will be used to pay a portion of the Investor Servicing Fee required to be paid on each Transfer Date. See "Description of the Certificates--Servicing Compensation and Payment of Expenses" and "Chase USA's Credit Card Activities--Interchange" in the attached prospectus.

RECOVERIES

      Chase USA is required, pursuant to the terms of the Agreement, to transfer to the Master Trust a percentage of the recoveries on charged-off accounts in the Bank Portfolio ("Recoveries") received each month. For each Monthly Period, Recoveries will be allocated to the Master Trust on the basis of the percentage equivalent of the ratio which the amount of Receivables in Defaulted Accounts for such Monthly Period bears to the amount of receivables in defaulted accounts recorded in the Bank Portfolio for such Monthly Period. Recoveries allocated to the Master Trust will be treated as collections of Finance Charge Receivables. See "--Delinquency and Loss Experience" above and "Chase USA's Credit Card Activities--Collection of Delinquent Accounts" in the attached prospectus.


                              THE RECEIVABLES

GENERAL

      The Receivables in the Master Trust Portfolio, as of the beginning of the day on January 1, 1999, included approximately $_____ billion of Principal Receivables and approximately $_____ billion of Finance Charge Receivables. The Accounts had an average Principal Receivable balance of $_____ and an average credit limit of $_____. The percentage of the aggregate total Receivable balance to the aggregate total credit limit was approximately %_____. The average age of the Accounts was approximately __ months. As of the beginning of the day on ________, cardholders whose Accounts are included in the Master Trust Portfolio had billing addresses in all 50 states and the District of Columbia. As of the beginning of the day on _________ approximately __%of the Accounts were standard accounts and __% were premium accounts, and the aggregate Principal Receivable balances of standard accounts and premium accounts, as a percentage of the total aggregate Principal Receivables, were approximately __% and __%, respectively. As of the beginning of the day on _____, the Receivables in the Master Trust Portfolio represented approximately __% of aggregate receivables in the Bank Portfolio.

      The following tables summarize the Master Trust Portfolio by various criteria as of the beginning of the day on January 1, 1999. Because the future composition of the Master Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Master Trust Portfolio at any subsequent time.



                        COMPOSITION BY ACCOUNT BALANCE
                                TRUST PORTFOLIO
                         (DOLLAR AMOUNTS IN MILLIONS)

                                              PERCENTAGE
                                    NUMBER     OF TOTAL                  PERCENTAGE
                                      OF      NUMBER OF    RECEIVABLES   OF TOTAL
ACCOUNT BALANCE                    ACCOUNTS    ACCOUNTS    OUTSTANDING   RECEIVABLES
--------------------------------   --------   ----------   -----------   -----------
Credit Balance..................                   %         $                  %
No Balance......................
$0.01 to $1,500.00..............
$1,500.01 to $5,000.00..........
$5,000.01 to $10,000.00.........
$10,000.01 to $20,000.00........
Over $20,000.00.................
                                   --------   ----------   -----------   -----------
   TOTAL........................                 100%        $               100%
                                   ========   ==========   ===========   ===========


                            COMPOSITION BY CREDIT LIMIT
                                  TRUST PORTFOLIO
                           (DOLLAR AMOUNTS IN MILLIONS)

                                              PERCENTAGE
                                   NUMBER      OF TOTAL                  PERCENTAGE
                                     OF        NUMBER OF   RECEIVABLES    OF TOTAL
ACCOUNT BALANCE                    ACCOUNTS    ACCOUNTS    OUTSTANDING   RECEIVABLES
-------------------------------    --------   ----------   -----------   -----------
$0.00..........................                      %       $                   %
$0.01 to $1,500.00.............
$1,500 to $5,000.00............
$5,000.01 to $10,000.00........
Over $10,000.00................
                                   --------   ----------   -----------   -----------
   TOTAL.......................                   100%      $                100%
                                   ========   ==========   ===========   ===========


                        COMPOSITION BY PERIOD OF DELINQUENCY
                                   TRUST PORTFOLIO
                            (DOLLAR AMOUNTS IN MILLIONS)

                                              PERCENTAGE
                                   NUMBER      OF TOTAL                  PERCENTAGE
                                     OF        NUMBER OF   RECEIVABLES    OF TOTAL
PAYMENT STATUS                     ACCOUNTS    ACCOUNTS    OUTSTANDING   RECEIVABLES
--------------------------------   --------   ----------   -----------   -----------
Current to 29 days delinquent...                    %        $                   %
30 to 59 days delinquent........
60 to 89 days delinquent........
90 to 119 days delinquent.......
120 days delinquent or more.....
                                   --------   ----------   -----------   -----------
   TOTAL........................                 100%       $                100%
                                   ========   ==========   ===========   ===========


                         COMPOSITION BY ACCOUNT SEASONING(1)
                                   TRUST PORTFOLIO
                            (DOLLAR AMOUNTS IN MILLIONS)

                                              PERCENTAGE
                                   NUMBER      OF TOTAL                  PERCENTAGE
                                     OF        NUMBER OF   RECEIVABLES    OF TOTAL
ACCOUNT AGE                        ACCOUNTS    ACCOUNTS    OUTSTANDING   RECEIVABLES
--------------------------------   --------   ----------   -----------   -----------
Not More than 6 Months..........                      %      $                   %
Over 6 Months to 12 Months......
Over 12 Months to 24 Months.....
Over 24 Months to 36 Months.....
Over 36 Months to 48 Months.....
Over 48 Months to 60 Months.....
Over 60 Months to 120 Months....
Over 120 Months.................
                                   --------   ----------   -----------   -----------
   TOTAL........................                  100%       $                100%
                                   ========   ==========   ===========   ===========

(1) Account age is determined by the number of months elapsed since the account was originally opened, except that with respect to the Chemical Bank Portfolio accounts which were converted from standard to premium accounts, account age is determined by the number of months since the account was converted.



                       GEOGRAPHIC DISTRIBUTION OF ACCOUNTS
                                TRUST PORTFOLIO
                         (DOLLAR AMOUNTS IN MILLIONS)


                                       PERCENTAGE
                            NUMBER      OF TOTAL                  PERCENTAGE
                              OF        NUMBER OF   RECEIVABLES    OF TOTAL
STATE                       ACCOUNTS    ACCOUNTS    OUTSTANDING   RECEIVABLES
-------------------------   --------   ----------   -----------   -----------
California...............                    %       $                   %
New York.................
Texas....................
Florida..................
New Jersey...............
Illinois.................
Ohio.....................
Massachusetts............
Pennsylvania.............
Michigan.................
Virginia.................
Maryland.................
Indiana..................
Georgia..................
Connecticut..............
North Carolina...........
Washington...............
Missouri.................
Tennessee................
Minnesota................
Arizona..................
Wisconsin................
Louisiana................
Colorado.................
Alabama..................
Kentucky.................
Oregon...................
Oklahoma.................
South Carolina...........
Nevada...................
Arkansas.................
Kansas...................
Rhode Island.............
Mississippi..............
New Hampshire............
Iowa.....................
New Mexico...............
Hawaii...................
Maine....................
Nebraska.................
Utah.....................
West Virginia............
Vermont..................
Idaho....................
Delaware.................
Washington, D.C..........
Montana..................
Alaska...................
Wyoming..................
South Dakota.............
North Dakota.............
Other....................
                            --------   ----------   -----------   -----------
   TOTAL                    $            100.00%     $               100.00%
                            ========   ==========   ===========   ===========


                          MATURITY CONSIDERATIONS

      The Agreement provides that Class A Certificateholders will not receive payments of principal until the ________ Distribution Date (the "CLASS A SCHEDULED PAYMENT DATE"), or earlier in the event of a Pay Out Event which results in the commencement of the Rapid Amortization Period. The Agreement also provides that Class B Certificateholders will not receive payments of principal until the ________ Distribution Date (the "CLASS B SCHEDULED PAYMENT DATE") or earlier in the event of a Pay Out Event which results in the commencement of the Rapid Amortization Period (in either case, only after the Class A Investor Interest has been paid in full). The Class B Certificate-holders will not begin to receive payments of principal until the final principal payment on the Class A Certificates has been made.

CONTROLLED ACCUMULATION PERIOD

      The Controlled Accumulation Period with respect to the Certificates is scheduled to begin at the close of business on the last day of the ________ Monthly Period (the "CONTROLLED ACCUMULATION PERIOD"). Subject to the conditions set forth in this supplement under "Description of the Certificates--Postponement of Controlled Accumulation Period," the day on which the Revolving Period ends and the Controlled Accumulation Period begins may be delayed to no later than the close of business on the last day of the ________ Monthly Period. On each Transfer Date during the Controlled Accumulation Period prior to the payment of the Class A Investor Interest in full, an amount equal to, for each Monthly Period, the least of
(a) the Available Investor Principal Collections, (b) the "CONTROLLED DEPOSIT AMOUNT" for such Monthly Period, which is equal to the sum of the Controlled Accumulation Amount for such Monthly Period and the Accumulation Shortfall, if any, for such Monthly Period and (c) the Class A Adjusted Investor Interest prior to any deposits on such day, will be deposited in the Principal Funding Account until the principal amount on deposit in the Principal Funding Account (the "PRINCIPAL FUNDING ACCOUNT BALANCE") equals the Class A Investor Interest. After the Class A Investor Interest has been paid in full, or following the first Transfer Date upon which the Principal Funding Account Balance has increased to the amount of the Class A Investor Interest, Available Investor Principal Collections, to the extent required, will be distributed to the Class B Certificateholders on each Distribution Date beginning, during the Controlled Accumulation Period, on the Class B Scheduled Payment Date, until the earlier of the date the Class B Investor Interest has been paid in full and the Series 1999-_ Termination Date. After the Class A Investor Interest and the Class B Investor Interest have each been paid in full, Available Investor Principal Collections, to the extent required, will be distributed to the Collateral Interest Holder on each Transfer Date (or, with respect to the Series 1999-_ Termination Date, on the Series 1999-_ Termination Date) until the earlier of the date the Collateral Interest has been paid in full and the Series 1999-_ Termination Date. Amounts in the Principal Funding Account are expected to be available to pay the Class A Investor Interest on the Class A Scheduled Payment Date. After the payment of the Class A Investor Interest in full, Available Investor Principal Collections are expected to be available to pay the Class B Investor Interest on the Class B Scheduled Payment Date. Although it is anticipated that collections of Principal Receivables will be available on each Transfer Date during the Controlled Accumulation Period to make a deposit of the applicable Controlled Deposit Amount and that the Class A Investor Interest will be paid to the Class A Certificateholders on the Class A Scheduled Payment Date and the Class B Investor Interest will be paid to the Class B Certificateholders on the Class B Scheduled Payment Date, respectively, no assurance can be given in this regard. If the amount required to pay the Class A Investor Interest or the Class B Investor Interest in full is not available on the Class A Scheduled Payment Date or the Class B Scheduled Payment Date, respectively, a Pay Out Event will occur and the Rapid Amortization Period will commence.

RAPID AMORTIZATION PERIOD

      If a Pay Out Event occurs, the Rapid Amortization Period will commence and any amounts on deposit in the Principal Funding Account will be paid to the Class A Certificateholders on the Distribution Date in the month following the commencement of the Rapid Amortization Period. In addition, to the extent that the Class A Investor Interest has not been paid in full, the Class A Certificateholders will be entitled to monthly payments of principal equal to the amount of Available Investor Principal Collections until the earlier of the date on which the Class A Certificates have been paid in full and the Series 1999-_ Termination Date. After the Class A Certificates have been paid in full and if the Series 1999-_ Termination Date has not occurred, Available Investor Principal

      Collections will be paid to the Class B Certificates on each Distribution Date until the earlier of the date on which the Class B Certificates have been paid in full and the Series 1999-_ Termination Date.

PAY OUT EVENTS

      A Pay Out Event occurs, either automatically or after specified notice, upon (a) the failure of Chase USA to make certain payments or transfers of funds for the benefit of the Certificateholders within the time periods stated in the Agreement, (b) material breaches of certain representations, warranties or covenants of Chase USA, (c) certain insolvency events involving Chase USA, (d) a reduction of the average of the Portfolio Yields for any three consecutive Monthly Periods to a rate that is less than the average of the Base Rates for such period, (e) the Master Trust becoming subject to regulation as an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (f) the failure of Chase USA to convey Receivables arising under Additional Accounts or Participations to the Master Trust when required by the Agreement, (g) the occurrence of a Servicer Default which would have a material adverse effect on the Certificateholders, (h) insufficient funds in the Distribution Account to pay the Class A Investor Interest or the Class B Investor Interest in full on the Class A Scheduled Payment Date or the Class B Scheduled Payment Date, respectively, or (i) Chase USA becomes unable for any reason to transfer Receivables to the Master Trust in accordance with the provisions of the Agreement. See "Description of the Certificates--Pay Out Events" in this supplement. The term "BASE RATE" means, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is the sum of the Class A Monthly Interest, the Class B Monthly Interest and the Collateral Monthly Interest, each for the related Interest Period, and the Investor Servicing Fee for such Monthly Period, and the denominator of which is the Investor Interest as of the close of business on the last day of such Monthly Period. The term "PORTFOLIO YIELD" means, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is the sum of collections of Finance Charge Receivables, Principal Funding Investment Proceeds and amounts withdrawn from the Reserve Account deposited into the Finance Charge Account and allocable to the Certificates and the Collateral Interest for such Monthly Period, calculated on a cash basis after subtracting the Investor Default Amount for such Monthly Period, and the denominator of which is the Investor Interest as of the close of business on the last day of such Monthly Period.

PAYMENT RATES

      The following table sets forth the highest and lowest cardholder monthly payment rates for the Master Trust Portfolio during any month in the period shown and the average cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of total opening monthly account balances during the periods shown. Payment rates shown in the table are based on amounts which would be deemed payments of Principal Receivables and Finance Charge Receivables with respect to the Accounts.


                       CARDHOLDER MONTHLY PAYMENT RATES
                                TRUST PORTFOLIO


                          _____ MONTHS        YEAR ENDED DECEMBER 31,
                             ENDED          ----------------------------
                                 , 1999     1998      1997       1996
                        ----------------   -------   -------   --------
Highest Month........                       %         %         %
Lowest Month.........                       %         %         %
Monthly Average (1)..                       %         %         %
--------------------
(1) Monthly Averages shown are expressed as an arithmetic average of the payment rate for each month during the period indicated, each such month's payment rate representing total payments collected during the given month expressed as a percentage of total outstanding trust receivables at the beginning of the month.


      The Bank generally determines the minimum monthly payment with respect to the accounts by multiplying the combined new balance of purchases and cash advances, less any disputed amounts, by 2.000% (1/50 expressed as a percentage). If the amount so calculated is less than $10.00, it is increased to $10.00. The sum of such amount and any past due amounts equals the minimum payment amount. The minimum payment amount, however, is never more than the new balance.

      There can be no assurance that the cardholder monthly payment rates in the future will be similar to the historical experience set forth above. In addition, the amount of collections of Receivables may vary from month to month due to seasonal variations, general economic conditions and payment habits of individual cardholders. There can be no assurance that collections of Principal Receivables with respect to the Master Trust Portfolio will be similar to the historical experience set forth above or that deposits into the Principal Funding Account or the Distribution Account, as applicable, will be made in accordance with the applicable Controlled Accumulation Amount. If a Pay Out Event occurs, the average life of the Certificates could be significantly reduced or increased.

      Because there may be a slowdown in the payment rate below the payment rates used to determine the Controlled Accumulation Amounts, or a Pay Out Event may occur which would initiate the Rapid Amortization Period, there can be no assurance that the actual number of months elapsed from the date of issuance of the Class A Certificates and the Class B Certificates to their respective final Distribution Dates will equal the expected number of months. As described in this supplement under "Description of the Certificates--Postponement of Controlled Accumulation Period," the Servicer may shorten the Controlled Accumulation Period. There can be no assurance that there will be sufficient time to accumulate all amounts necessary to pay the Class A Investor Interest and the Class B Investor Interest on the Class A Scheduled Payment Date and the Class B Scheduled Payment Date, respectively. See "Certificate Ratings" and "Maturity Considerations" in the attached prospectus.


                       RECEIVABLE YIELD CONSIDERATIONS

      The gross revenues from finance charges and fees collected from Accounts in the Master Trust Portfolio for each of the three calendar years 1998, 1997 and 1996 are set forth in the following table. The historical yield figures in the following table are calculated on a cash collections basis. Yield will be affected by numerous factors, including the monthly periodic finance charges on the Receivables, the amount of the annual membership fees and other fees, changes in the delinquency rate on the Receivables and the percentage of cardholders who pay their balances in full each month and do not incur monthly periodic finance charges. Additionally, the monthly yield on a cash basis will be affected by the number of collection days in such month. See "Risk Factors" in this supplement.


                                PORTFOLIO YIELD
                                TRUST PORTFOLIO
                             (DOLLARS IN MILLIONS)

                                                             YEAR ENDED DECEMBER 31,
                                          ___ MONTHS   ---------------------------------
                                            ENDED          (DOLLAR AMOUNTS IN MILLIONS)
                                           _______,    ---------------------------------
                                            1999         1998         1997        1996
                                         -----------   ---------   ---------   ---------
Finance Charges and Fees Billed (1)....                $           $           $
Average Principal Receivables
  Outstanding (2)......................                $           $           $
Yield from Finance charges and Fees
  Billed (3)(4)........................                %           %           %

--------------------
(1) Finance Charges and Fees Billed include periodic and minimum finance charges, annual membership fees, late charges, cash advance transaction fees, Interchange, overlimit fees and fees for returned checks and Interchange.

(2) Average Principal Receivables Outstanding is the average of the beginning of the month balance of trust principal receivables outstanding. (3)Yield from Finance Charges and Fees Billed is calculated as a percentage of Average Principal Receivables
      Outstanding. (4)The percentage reflected for the ______ months ended ________, 1999 is an annualized figure.


      Revenues vary for each account based on the type and volume of activity for each account. See "The Chase Credit Card Master Trust Portfolio" in this supplement and "Chase USA's Credit Card Activities" in the attached prospectus.


                              USE OF PROCEEDS

      The net proceeds from the sale of the Certificates will be (i) if so required, used to make an initial deposit to an account for the benefit of the Collateral Interest Holder and (ii) paid to Chase USA. Chase USA will use such balance of the net proceeds for its general corporate purposes.


                       DESCRIPTION OF THE CERTIFICATES

      The Certificates will be issued pursuant to the Agreement, and the Series 1999-_ Supplement. Pursuant to the Agreement, Chase USA and the Master Trust Trustee may execute further Series Supplements in order to issue additional Series. The following summary of the Certificates does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of the Agreement and the Series 1999-_ Supplement. See "Description of the Certificates" in the attached prospectus for additional information concerning the Certificates and the Agreement.

GENERAL

      The Certificates will represent the right to receive certain payments from the assets of the Master Trust, including the right to the applicable allocation percentage of all cardholder payments on the Receivables in the Master Trust. Each Class A Certificate represents the right to receive payments of interest at the Class A Certificate Rate for the related Interest Period and payments of principal on the Class A Scheduled Payment Date or, to the extent of the Class A Investor Interest, on each Distribution Date during the Rapid Amortization Period, funded from collections of Finance Charge Receivables and Principal Receivables, respectively, allocated to the Class A Investor Interest and certain other available amounts. The "INTEREST PERIOD" with respect to any Distribution Date, will be the period from and including the previous Distribution Date through the day preceding such Distribution Date, except the initial Interest Period will be the period from and including the Closing Date through _____, 1999. Each Class B Certificate represents the right to receive payments of interest at the Class B Certificate Rate, and payments of principal on the Class B Scheduled Payment Date or, to the extent of the Class B Investor Interest, on each Distribution Date during the Rapid Amortization Period after the Class A Certificates have been paid in full, funded from collections of Finance Charge Receivables and Principal Receivables, respectively, allocated to the Class B Investor Interest and certain other available amounts. In addition to representing the right to payment from collections of Finance Charge Receivables and Principal Receivables, each Class A Certificate also represents the right to receive payments from Excess Spread, funds on deposit in the Principal Funding Account and the Reserve Account and certain investment earnings thereon, Reallocated Principal Collections and Shared Principal Collections and certain other available amounts (including, under certain circumstances, amounts on deposit in the Excess Funding Account). In addition to representing the right to payment from collections of Finance Charge Receivables and Principal Receivables, each Class B Certificate also represents the right to receive payments from Excess Spread, Reallocated Collateral Principal Collections and Shared Principal Collections and certain other available amounts (including, under certain circumstances, amounts on deposit in the Excess Funding Account). Payments of interest and principal will be made, to the extent of funds available therefor, on each Distribution Date on which such amounts are due to Certificateholders in whose names the Certificates were registered on the last business day of the calendar month preceding such Distribution Date (each, a "RECORD DATE").

      Chase USA initially will own the "TRANSFEROR CERTIFICATE." The Transferor Certificate will represent the right to receive certain payments from the assets of the Master Trust, including the right to a percentage (the "TRANSFEROR PERCENTAGE") of all cardholder payments on the Receivables in the Master Trust equal to 100% minus the sum of the applicable Investor Percentages for all Series of certificates then outstanding. The Transferor Certificate may be transferred in whole or in part subject to certain limitations and conditions set forth in the Agreement. See "Description of the Certificates--Certain Matters Regarding the Transferor and the Servicer" in the attached prospectus.

      Beneficial interests in the Certificates will be offered for purchase in minimum denominations of $1,000 and integral multiples thereof.

      Application has been made to list the Certificates on the Luxembourg Stock Exchange.

      The Class A Certificates and the Class B Certificates initially will be represented by certificates registered in the name of Cede, as nominee of The Depository Trust Company ("DTC") and will be deposited on the Closing Date. Unless and until Definitive Certificates are issued, all references herein to actions by Class A Certificateholders and/or Class B Certificateholders shall refer to actions taken by DTC upon instructions from DTC Participants and all references herein to distributions, notices, reports and statements to Class A Certificateholders and/or Class B Certificateholders shall refer to distributions, notices, reports and statements to DTC or Cede, as the registered holder of the Class A Certificates and the Class B Certificates, as the case may be, for distribution to Certificate Owners in accordance with DTC procedures. In addition, so long as the Certificates are listed on the Luxembourg Stock Exchange, all such notices, reports and statements which are made available to DTC or Cede, shall also be made available to the Banque Generale du Luxembourg, S.A., as intermediary agent in Luxembourg for distribution upon request to Certificate Owners in accordance with the procedures of the Luxembourg Stock Exchange. Certificateholders may hold their Certificates through DTC in the United States ("U.S.") or Cedelbank, societe anonyme ("CEDELBANK") or the Euroclear System ("EUROCLEAR") in Europe if they are participants of such systems, or indirectly through organizations that are participants in such systems. Cede, as nominee for DTC, will hold the global Certificates. Cedelbank and Euroclear will hold omnibus positions on behalf of the Cedelbank Customers and the Euroclear Participants, respectively, through customers' securities accounts in Cedelbank's and Euroclear's names on the books of their respective Depositaries which in turn will hold such positions in customers' securities accounts in the Depositaries' names on the books of DTC. See "Description of the Certificates--General," "--Book-Entry Registration" and "--Definitive Certificates" in the attached prospectus.

      The Series 1999-_ Supplement and the Certificates will provide that any money paid by the Master Trust to any Paying Agent for the payment of principal or interest which remains unclaimed for two years after such principal or interest shall have become due and payable will be repaid to the Master Trust, and thereafter any Certificateholder may look only to the Master Trust for payment thereof. Certificateholders, by purchase of their Certificates, will be deemed to have consented to an amendment to the Agreement to permit, among other things, the assignment from CMB to Chase USA and assumption by Chase USA from CMB of all of its servicing obligations thereunder.

EXCHANGES

      The Transferor Certificate is transferable only as provided in the Agreement. The Agreement also provides that the holder of the Transferor Certificate may tender the Transferor Certificate to the Master Trust Trustee in exchange for one or more new Series and a reissued Transferor Certificate as described under "Description of the Certificates--Exchanges" in the attached prospectus.

STATUS OF THE CERTIFICATES

      Upon issuance, the Certificates will rank pari passu with all other outstanding Series. Payments on the Class B Certificates are subordinated to payments on the Class A Certificates as described herein.

TRANSFER AND EXCHANGE OF DEFINITIVE CERTIFICATES

      Upon the occurrence of any of the events described in the first paragraph under "Description of the Certificates--Definitive Certificates" in the attached prospectus, whereupon the Certificates shall be issued as Definitive Certificates, if the Certificates are then listed on the Luxembourg Stock Exchange, Certificate Owners holding Definitive Certificates will be able to transfer and exchange Definitive Certificates at the office or agency maintained by the Transfer Agent for such purpose in Luxembourg.

INTEREST PAYMENTS

      Interest will accrue on the Class A Certificates at the Class A Certificate Rate and on the Class B Certificates at the Class B Certificate Rate from _____, 1999 (the "CLOSING DATE"). Interest will be distributed to Certificateholders on _____, 1999 and on the 15th day of each following month (or, if such 15th day is not a business day, the next succeeding business day)(each, a "DISTRIBUTION DATE"). Interest payments on the Class A Certificates and the Class B Certificates on any Distribution Date will be calculated on the outstanding principal balance of the Class A Certificates and the outstanding principal balance of the Class B Certificates, as applicable, as of the preceding Record Date, except that interest for the first Distribution Date will accrue at the applicable Certificate Rate on the initial outstanding principal balance of the Class A Certificates and the initial outstanding principal balance of the Class B Certificates, as applicable, from the Closing Date. Interest due on the Certificates but not paid on any Distribution Date will be payable on the next succeeding Distribution Date together with additional interest (the "ADDITIONAL INTEREST") on such amount at the applicable Certificate Rate plus 2% per annum (such amount with respect to the Class A Certificates, the "CLASS A ADDITIONAL INTEREST," and such amount with respect to the Class B Certificates, the "CLASS B ADDITIONAL INTEREST"). Additional Interest shall accrue on the same basis as interest on the Certificates, and shall accrue from the Distribution Date on which such overdue interest first became due, to but excluding the Distribution Date on which such Additional Interest is paid. Interest payments on the Class A Certificates on any Distribution Date will be paid from Class A Available Funds for the related Monthly Period, and to the extent such Class A Available Funds are insufficient to pay such interest, from Excess Spread and Reallocated Principal Collections (to the extent available) for such Monthly Period. Interest payments on the Class B Certificates on any Distribution Date will be paid from Class B Available Funds for the related Monthly Period, and to the extent such Class B Available Funds are insufficient to pay such interest, from Excess Spread and Reallocated Collateral Principal Collections (to the extent available) remaining after certain other payments have been made with respect to the Class A Certificates.

      "CLASS A AVAILABLE FUNDS" means, with respect to any Monthly Period, an amount equal to the sum of (a) the Class A Floating Allocation of collections of Finance Charge Receivables allocated to the Investor Interest with respect to such Monthly Period (excluding the portion of collections of Finance Charge Receivables attributable to Interchange that is allocable to Servicer Interchange), (b) Principal Funding Investment Proceeds, if any, with respect to the related Transfer Date and (c) amounts, if any, to be withdrawn from the Reserve Account which are required to be included in Class A Available Funds pursuant to the Series 1999-_ Supplement with respect to such Transfer Date. "CLASS B AVAILABLE FUNDS" means, with respect to any Monthly Period, an amount equal to the Class B Floating Allocation of collections of Finance Charge Receivables allocated to the Investor Interest with respect to such Monthly Period (excluding the portion of collections of Finance Charge Receivables attributable to Interchange that is allocable to Servicer Interchange).

      The Class A Certificates will bear interest from the Closing Date through _____, 1999, and with respect to each Interest Period thereafter, at a rate of ____% per annum above LIBOR as determined on the related LIBOR Determination Date with respect to each period (the "CLASS A CERTIFICATE Rate"). The Class B Certificates will bear interest from the Closing Date through _____, 1999, and with respect to each Interest Period thereafter, at a rate of ____% per annum above LIBOR prevailing on the related LIBOR Determination Date with respect to each such period (the "CLASS B CERTIFICATE RATE").

      The Master Trust Trustee will determine LIBOR on _____, 1999 for the period from the Closing Date through _____, 1999 and for each Interest Period thereafter, on the second business day prior to the Distribution Date on which such Interest Period commences (each, a "LIBOR DETERMINATION DATE"). For the purposes of calculating LIBOR, a business day is any business day on which dealings in deposits in United States dollars are transacted in the London interbank market.

      "LIBOR" means, as of any LIBOR Determination Date, the rate for deposits in United States dollars for a period equal to the relevant Interest Period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Interest Period. The Master Trust Trustee will request the principal office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, as selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Interest Period.

      "TELERATE PAGE 3750" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

      "REFERENCE BANKS" means four major banks in the London interbank market selected by the Servicer.

      The Class A Certificate Rate and the Class B Certificate Rate applicable to the current and immediately preceding Interest Period may be obtained by telephoning the Master Trust Trustee at its Corporate Trust Office at (212) 815-5286. The Master Trust Trustee will cause the Class A Certificate Rate and the Class B Certificate Rate as well as the amount of Class A Monthly Interest and Class B Monthly Interest applicable to an Interest Period to be provided to the Luxembourg Stock Exchange as soon as possible after its determination but in no event later than the first day of such Interest Period. Such information will also be included in a statement to the certificateholders of record prepared by the Servicer. See "Description of the Certificates--Reports to Certificateholders" in the attached prospectus.

      Interest on the Certificates will be calculated on the basis of the actual number of days in the Interest Period and a 360-day year. Each Distribution Date will be communicated to the Luxembourg Stock Exchange.

PRINCIPAL PAYMENTS

      On each Transfer Date relating to the period which begins on the Closing Date and ends at the commencement of the Controlled Accumulation Period or, if earlier, the Rapid Amortization Period (the "REVOLVING PERIOD"), unless a reduction in the Required Collateral Interest has occurred, collections of Principal Receivables allocable to the Investor Interest will, subject to certain limitations, including the allocation of any Reallocated Principal Collections with respect to the related Monthly Period to pay the Class A Required Amount and the Class B Required Amount, be treated as Shared Principal Collections or, under certain circumstances, deposited into an excess funding account (the "EXCESS FUNDING ACCOUNT").

      On each Transfer Date relating to the Controlled Accumulation Period, the Master Trust Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) Available Investor Principal Collections with respect to such Transfer Date, (b) the applicable Controlled Deposit Amount and (c) the Class A Adjusted Investor Interest prior to any deposits on such date. Amounts in the Principal Funding Account will be paid to the Class A Certificateholders on the Class A Scheduled Payment Date. After the Class A Investor Interest has been paid in full, on each Transfer Date during the Controlled Accumulation Period, amounts equal to the lesser of
(a) Available Investor Principal Collections with respect to such Transfer Date and (b) the Class B Investor Interest will be deposited in the Distribution Account for distribution to the Class B Certificateholders until the Class B Investor Interest has been paid in full. Such amounts in the Distribution Account will be paid to the Class B Certificateholders on the Class B Scheduled Payment Date. On each Transfer Date, if a reduction in the Required Collateral Interest has occurred, a portion of collections of Principal Receivables allocable to the Investor Interest will be applied in accordance with the loan agreement among the Master Trust Trustee, Chase USA, the Servicer and the Collateral Interest Holder (the "LOAN AGREEMENT") to reduce the Collateral Interest to the Required Collateral Interest. During the Controlled Accumulation Period until the final principal payment to the Class B Certificateholders, the portion of Available Investor Principal Collections not applied to Class A Monthly Principal, Class B Monthly Principal or Collateral Monthly Principal on a Transfer Date will generally be treated as Shared Principal Collections or, under certain circumstances, deposited into the Excess Funding Account.

      "AVAILABLE INVESTOR PRINCIPAL COLLECTIONS" means, with respect to any Monthly Period, an amount equal to the sum of (a) (i) collections of Principal Receivables received during such Monthly Period and certain other amounts allocable to the Investor Interest, minus (ii) the amount of Reallocated Principal Collections with respect to such Monthly Period used to fund the Required Amount, plus (b) any Shared Principal Collections with respect to other Series that are allocated to Series 1999-_.

      "REQUIRED AMOUNT" for any Monthly Period shall mean the sum of (a) the Class A Required Amount and (b) the Class B Required Amount, each for such Monthly Period.

      On each Distribution Date during the Rapid Amortization Period, the Class A Certificateholders will be entitled to receive Available Investor Principal Collections for the related Monthly Period in an amount up to the Class A Investor Interest until the earlier of the date the Class A Certificates are paid in full and the Series 1999-_ Termination Date. After payment in full of the Class A Investor Interest, the Class B Certificateholders will be entitled to receive on each Distribution Date during the Rapid Amortization Period Available Investor Principal Collections until the earlier of the date the Class B Certificates are paid in full and the Series 1999-_ Termination Date. After payment in full of the Class B Investor Interest, the Collateral Interest Holder will be entitled to receive on each Transfer Date (other than the Transfer Date prior to the Series 1999-_ Termination Date) and on the Series 1999-_ Termination Date, Available Investor Principal Collections until the earlier of the date the Collateral Interest is paid in full and the Series 1999-_ Termination Date. See "--Pay Out Events" below for a discussion of events which might lead to the commencement of the Rapid Amortization Period.

POSTPONEMENT OF CONTROLLED ACCUMULATION PERIOD

      Upon written notice to the Master Trust Trustee, the Servicer may elect to postpone the commencement of the Controlled Accumulation Period, and extend the length of the Revolving Period, subject to certain conditions including those set forth below. The Servicer may make such election only if the Accumulation Period Length (determined as described below) is less than twelve months. On the ________ Determination Date and on each Determination Date thereafter, until the Controlled Accumulation Period begins, the Servicer will determine the "ACCUMULATION PERIOD LENGTH," which is the number of whole months expected to be required to fund the Principal Funding Account up to the initial outstanding principal amount of the Class A Certificates no later than the Class A Scheduled Payment Date, based on (a) the expected monthly collections of Principal Receivables expected to be distributable to the certificateholders of all Series (excluding certain other Series), assuming a principal payment rate no greater than the lowest monthly principal payment rate on the Receivables for the preceding twelve months and (b) the amount of principal expected to be distributable to certificateholders of all Series (excluding certain other Series) which are not expected to be in their revolving periods during the Controlled Accumulation Period. If the Accumulation Period Length is less than twelve months, the Servicer may, at its option, postpone the commencement of the Controlled Accumulation Period such that the number of months included in the Controlled Accumulation Period will be equal to or exceed the Accumulation Period Length. The effect of the foregoing calculation is to permit the reduction of the length of the Controlled Accumulation Period based on the investor interests of certain other Series which are scheduled to be in their revolving periods during the Controlled Accumulation Period and on increases in the principal payment rate occurring after the Closing Date. The length of the Controlled Accumulation Period will not be determined to be less than one month.

SUBORDINATION

      The Class B Certificates and the Collateral Interest will be subordinated to the extent necessary to fund certain payments with respect to the Class A Certificates. In addition, the Collateral Interest will be subordinated to the extent necessary to fund certain payments with respect to the Class B Certificates. Certain principal payments otherwise allocable to the Class B Certificateholders may be reallocated to cover amounts in respect of the Class A Certificates and the Class B Investor Interest may be reduced if the Collateral Interest is equal to zero. Similarly, certain principal payments allocable to the Collateral Interest may be reallocated to cover amounts in respect of the Class A Certificates and the Class B Certificates and the Collateral Interest may be reduced. To the extent the Class B Investor Interest is reduced, the percentage of collections of Finance Charge Receivables allocated to the Class B Certificates in subsequent Monthly Periods will be reduced. Moreover, to the extent the amount of such reduction in the Class B Investor Interest is not reimbursed, the amount of principal and interest distributable to the Class B Certificateholders will be reduced. No principal will be paid to the Class B Certificateholders until the Class A Investor Interest is paid in full. See "--Allocation Percentages," "--Reallocation of Cash Flows" and "--Application of Collections--Excess Spread" below.

ALLOCATION PERCENTAGES

      Pursuant to the Agreement, with respect to each Monthly Period the Servicer will allocate among the Investor Interest, the investor interest for all other Series issued and outstanding and the interest of Chase USA (the "TRANSFEROR INTEREST"), all amounts collected on Finance Charge Receivables, all amounts collected on Principal Receivables and all Default Amounts with respect to such calendar month (each such month, a "MONTHLY PERIOD").

      Collections of Finance Charge Receivables and Default Amounts at any time and collections of Principal Receivables during the Revolving Period will be allocated to the Investor Interest based on the Floating Investor Percentage. The "FLOATING INVESTOR PERCENTAGE" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the initial Investor Interest) and the denominator of which is the greater of (x) the sum of (A) the aggregate amount of Principal Receivables as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the aggregate amount of Principal Receivables as of the close of business on the day immediately preceding the Closing Date) and (B) the principal amount on deposit in the Excess Funding Account as of the close of business on such day and (y) the sum of the numerators used to calculate the Investor Percentages for allocations with respect to Finance Charge Receivables, Default Amounts or Principal Receivables, as applicable, for all outstanding Series on such date of determination; provided, however, that with respect to any Monthly Period in which an addition of Accounts occurs or in which a removal of Accounts occurs, the amount in clause (x)(A) above shall be (i) the aggregate amount of Principal Receivables in the Master Trust as of the close of business on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related date of the first addition to the Master Trust of Receivables in certain designated Accounts ("ADDITION DATE") or the date of the removal from the Master Trust of Receivables in certain designated Accounts (the "REMOVAL Date") and (ii) the aggregate amount of Principal Receivables in the Master Trust as of the beginning of the day on the related Addition Date or Removal Date after adjusting for the aggregate amount of Principal Receivables added to or removed from the Master Trust on the related Addition Date or Removal Date, as the case may be, for the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period. The amounts so allocated will be further allocated among the Class A Certificateholders, Class B Certificateholders and the Collateral Interest Holder based on the Class A Floating Allocation, the Class B Floating Allocation and the Collateral Floating Allocation, respectively. The "CLASS A FLOATING ALLOCATION" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, as of the Closing Date) and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day. The "CLASS B FLOATING ALLOCATION" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class B Investor Interest as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, as of the Closing Date) and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day. The "COLLATERAL FLOATING ALLOCATION" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Collateral Interest as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, as of the Closing Date) and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day.

      Collections of Principal Receivables during the Controlled Accumulation Period and the Rapid Amortization Period will be allocated to the Investor Interest based on the Fixed Investor Percentage. The "FIXED INVESTOR PERCENTAGE" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is the greater of (x) the sum of (A) the aggregate amount of Principal Receivables as of the close of business on the last day of the prior Monthly Period and (B) the principal amount on deposit in the Excess Funding Account as of the close of business on such day and (y) the sum of the numerators used to calculate the Investor Percentages for allocations with respect to Principal Receivables for all outstanding Series for such Monthly Period; provided, however, that with respect to any Monthly Period in which an Addition Date occurs or in which a Removal Date occurs, the amount in clause (x)(A) above shall be (i) the aggregate amount of Principal Receivables in the Master Trust as of the close of business on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date and (ii) the aggregate amount of Principal Receivables in the Master Trust at the beginning of the day on the related Addition Date or Removal Date after adjusting for the aggregate amount of Principal Receivables added to or removed from the Master Trust on the related Addition Date or Removal Date, as the case may be, for the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period. The amounts so allocated will be further allocated among the Class A Certificateholders, the Class B Certificateholders and the Collateral Interest Holder based on the Class A Fixed Allocation, the Class B Fixed Allocation and the Collateral Fixed Allocation, respectively. The "CLASS A FIXED ALLOCATION" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A Investor Interest as of the close of business on the last day of the Revolving Period, and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period. The "CLASS B FIXED ALLOCATION" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class B Investor Interest as of the close of business on the last day of the Revolving Period, and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period. The "COLLATERAL FIXED ALLOCATION" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Collateral Interest as of the close of business on the last day of the Revolving Period, and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

      "CLASS A INVESTOR INTEREST" for any date means an amount equal to (a) the aggregate initial principal amount of the Class A Certificates, minus
(b) the aggregate amount of principal payments made to Class A Certificateholders prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all Transfer Dates preceding such date over the aggregate amount of any reimbursements of Class A Investor Charge-Offs for all Transfer Dates preceding such date; provided, however, that the Class A Investor Interest may not be reduced below zero.

      "CLASS A ADJUSTED INVESTOR INTEREST" for any date of determination means an amount equal to the then current Class A Investor Interest, minus the Principal Funding Account Balance on such date.

      "CLASS B INVESTOR INTEREST" for any date means an amount equal to (a) the aggregate initial principal amount of the Class B Certificates, minus
(b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Transfer Dates, minus (d) the aggregate amount of Reallocated Class B Principal Collections for all prior Transfer Dates for which the Collateral Interest has not been reduced, minus (e) an amount equal to the aggregate amount by which the Class B Investor Interest has been reduced to fund the Class A Investor Default Amount on all prior Transfer Dates as described under "--Defaulted Receivables; Investor Charge Offs," and plus (f) the aggregate amount of Excess Spread allocated and available on all prior Transfer Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses
(c), (d) and (e); provided, however, that the Class B Investor Interest may not be reduced below zero.

      "ADJUSTED INVESTOR INTEREST" for any date of determination means the sum of the Class A Adjusted Investor Interest, the Class B Adjusted Investor Interest, and the Collateral Interest.

      "COLLATERAL INTEREST" for any date means an amount equal to (a) the Initial Collateral Interest, minus (b) the aggregate amount of principal payments made to the Collateral Interest Holder prior to such date, minus
(c) the aggregate amount of Collateral Charge-Offs for all prior Transfer Dates, minus (d) the aggregate amount of Reallocated Principal Collections for all prior Transfer Dates, minus (e) an amount equal to the aggregate amount by which the Collateral Interest has been reduced to fund the Class A Investor Default Amount and the Class B Investor Default Amount on all prior Transfer Dates as described under "--Defaulted Receivables; Investor Charge-Offs," plus (f) the aggregate amount of Excess Spread allocated and available on all prior Transfer Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Collateral Interest may not be reduced below zero. The provider of such Credit Enhancement is referred to in this supplement as the "COLLATERAL INTEREST HOLDER."

      "INVESTOR INTEREST", for any date of determination, means an amount equal to the sum of the Class A Investor Interest, the Class B Investor Interest, and the Collateral Interest.

REALLOCATION OF CASH FLOWS

      With respect to each Transfer Date, the Servicer will determine the amount (the "CLASS A REQUIRED AMOUNT"), which will be equal to the amount, if any, by which the sum of (a) Class A Monthly Interest due on the related Distribution Date and overdue Class A Monthly Interest and Class A Additional Interest thereon, if any, (b) the Class A Servicing Fee for the related Monthly Period and overdue Class A Servicing Fee, if any, and (c) the Class A Investor Default Amount, if any, for the related Monthly Period exceeds the Class A Available Funds for the related Monthly Period. If the Class A Required Amount is greater than zero, Excess Spread allocated to Series 1999-_ and available for such purpose will be used to fund the Class A Required Amount with respect to such Transfer Date. If such Excess Spread is insufficient to fund the Class A Required Amount, first, Reallocated Collateral Principal Collections and, then, Reallocated Class B Principal Collections will be used to fund the remaining Class A Required Amount. If Reallocated Principal Collections with respect to the related Monthly Period, together with Excess Spread, are insufficient to fund the remaining Class A Required Amount for such related Monthly Period, then the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and Reallocated Principal Collections on such Transfer Date) will be reduced by the amount of such excess (but not by more than the Class A Investor Default Amount for such Monthly Period). In the event that such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest will be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections for which the Collateral Interest was not reduced on such Transfer Date) will be reduced by the amount by which the Collateral Interest would have been reduced below zero (but not by more than the excess of the Class A Investor Default Amount, if any, for such Monthly Period over the amount of such reduction, if any, of the Collateral Interest with respect to such Monthly Period). In the event that such reduction would cause the Class B Investor Interest to be a negative number, the Class B Investor Interest will be reduced to zero and the Class A Investor Interest will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero (but not by more than the excess, if any, of the Class A Investor Default Amount for such Monthly Period over the amount of the reductions, if any, of the Collateral Interest and the Class B Investor Interest with respect to such Monthly Period). Any such reduction in the Class A Investor Interest will have the effect of slowing or reducing the return of principal and interest to the Class A Certificateholders. In such case, the Class A Certificateholders will bear directly the credit and other risks associated with their interests in the Master Trust. See "--Defaulted Receivables; Investor Charge-Offs" below.

      With respect to each Transfer Date, the Servicer will determine the amount (the "CLASS B REQUIRED AMOUNT"), which will be equal to the sum of
(a) the amount, if any, by which the sum of (i) Class B Monthly Interest due on the related Distribution Date and overdue Class B Monthly Interest and Class B Additional Interest thereon, if any, and (ii) the Class B Servicing Fee for the related Monthly Period and overdue Class B Servicing Fee, if any, exceeds the Class B Available Funds for the related Monthly Period and (b) the Class B Investor Default Amount, if any, for the related Monthly Period. If the Class B Required Amount is greater than zero, Excess Spread allocated to Series 1999-_ not required to pay the Class A Required Amount or reimburse Class A Investor Charge-Offs will be used to fund the Class B Required Amount with respect to such Transfer Date. If such Excess Spread is insufficient to fund the Class B Required Amount, Reallocated Collateral Principal Collections not required to fund the Class A Required Amount for the related Monthly Period will be used to fund the remaining Class B Required Amount. If such Reallocated Collateral Principal Collections with respect to the related Monthly Period are insufficient to fund the remaining Class B Required Amount, then the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and Reallocated Principal Collections on such Transfer Date and after any adjustments made thereto for the benefit of the Class A Certificateholders) will be reduced by the amount of such deficiency (but not by more than the Class B Investor Default Amount for such Monthly Period). In the event that such a reduction would cause the Collateral Interest to be a negative number, the Collateral Interest will be reduced to zero, and the Class B Investor Interest will be reduced by the amount by which the Collateral Interest would have been reduced below zero (but not by more than the excess of the Class B Investor Default Amount for such Monthly Period over the amount of such reduction of the Collateral Interest), and the Class B Certificateholders will bear directly the credit and other risks associated with their interests in the Master Trust. See "--Defaulted Receivables; Investor Charge-Offs" below.

      Reductions of the Class A Investor Interest or Class B Investor Interest described above shall be reimbursed by, and the Class A Investor Interest or Class B Investor Interest increased to the extent of, Excess Spread available for such purposes on each Transfer Date. See "--Application of Collections--Excess Spread." When such reductions of the Class A Investor Interest and Class B Investor Interest have been fully reimbursed, reductions of the Collateral Interest shall be reimbursed until reimbursed in full in a similar manner.

      "REALLOCATED CLASS B PRINCIPAL COLLECTIONS" for any Monthly Period means collections of Principal Receivables allocable to the Class B Investor Interest for the related Monthly Period in an amount not to exceed the amount applied to fund the Class A Required Amount, if any; provided, however, that such amount will not exceed the Class B Investor Interest after giving effect to any Class B Investor Charge-Offs for the related Transfer Date.

      "REALLOCATED COLLATERAL PRINCIPAL COLLECTIONS" for any Monthly Period means collections of Principal Receivables allocable to the Collateral Interest for the related Monthly Period in an amount not to exceed the amount applied to fund the Class A Required Amount and the Class B Required Amount, if any; provided, however, that such amount will not exceed the Collateral Interest after giving effect to any Collateral Charge-Offs for the related Transfer Date.

      "REALLOCATED PRINCIPAL COLLECTIONS" for any Monthly Period means the sum of (a) the Reallocated Class B Principal Collections for such Monthly Period, if any, and (b) the Reallocated Collateral Principal Collections for such Monthly Period, if any.

APPLICATION OF COLLECTIONS

      Allocations. Except as otherwise provided below, the Servicer will deposit into the Collection Account, no later than the second business day following the date of processing, any payment collected by the Servicer on the Receivables. On the same day as any such deposit is made, the Servicer will make the deposits and payments to the accounts and parties as indicated below; provided, however, that for as long as CMB remains the Servicer under the Agreement and (a) (i) the Servicer provides to the Master Trust Trustee a letter of credit or other credit enhancement covering the risk of collection of the Servicer acceptable to the Rating Agency and (ii) Chase USA shall not have received a notice from the Rating Agency that reliance on such letter of credit or other credit enhancement would result in the lowering of such Rating Agency's then-existing rating of any Series then outstanding or (b) the Servicer has and maintains a certificate of deposit rating of P-1 by Moody's and of A-1 by Standard & Poor's and deposit insurance provided by either BIF or SAIF or makes other arrangements satisfactory to each Rating Agency rating any Series then outstanding, then the Servicer may make such deposits and payments on the business day immediately prior to the Distribution Date (the "TRANSFER DATE") in an amount equal to the net amount of such deposits and payments which would have been made had the conditions of this proviso not applied.

      With respect to the Certificates and any Monthly Period, and notwithstanding anything in the Agreement to the contrary, whether the Servicer is required to make monthly or daily deposits from the Collection Account into the Finance Charge Account or the Principal Account, (i) the Servicer will only be required to deposit collections from the Collection Account into the Finance Charge Account or the Principal Account up to the required amount to be deposited into any such deposit account or, without duplication, distributed on or prior to the related Distribution Date to Certificateholders or to the Collateral Interest Holder and (ii) if at any time prior to such Distribution Date the amount of collections deposited in the Collection Account exceeds the amount required to be deposited pursuant to clause (i) above, the Servicer will be permitted to withdraw the excess from the Collection Account.

      Payment of Interest, Fees and Other Items. On each Transfer Date, the Master Trust Trustee, acting pursuant to the Servicer's instructions, will apply the Class A Available Funds, Class B Available Funds and Collateral Available Funds in the Finance Charge Account in the following manner:

      (a) On each Transfer Date, an amount equal to the Class A Available Funds will be distributed in the following priority:

            (i) an amount equal to Class A Monthly Interest for the related Distribution Date, plus the amount of any overdue Class A Monthly Interest and Class A Additional Interest thereon, if any, will be deposited into the Distribution Account for distribution to Class A Certificateholders on such Distribution Date;

            (ii) an amount equal to the Class A Servicing Fee for the related Monthly Period, plus the amount of any overdue Class A Servicing Fee, will be paid to the Servicer;

            (iii) an amount equal to the Class A Investor Default Amount, if any, for the related Monthly Period will be treated as a portion of Available Investor Principal Collections and deposited into the Principal Account for such Transfer Date; and

            (iv) the balance, if any, will constitute a portion of Excess Spread and will be allocated and distributed as described under "--Excess Spread."

      (b) On each Transfer Date, an amount equal to the Class B Available Funds will be distributed in the following priority:

            (i) an amount equal to Class B Monthly Interest for the related Distribution Date, plus the amount of any overdue Class B Monthly Interest and Class B Additional Interest thereon, if any, will be deposited into the Distribution Account for distribution to Class B Certificateholders on such Distribution Date;

            (ii) an amount equal to the Class B Servicing Fee for the related Monthly Period, plus the amount of any overdue Class B Servicing Fee, will be paid to the Servicer; and

            (iii) the balance, if any, will constitute a portion of Excess
                  Spread and will be allocated and distributed as described under "--Excess Spread."

      (c) On each Transfer Date, an amount equal to the Collateral Available Funds will be distributed in the following priority:

            (i) if neither the Bank nor The Bank of New York is the Servicer, an amount equal to the Collateral Interest Servicing Fee for the related Monthly Period, plus the amount of any overdue Collateral Interest Servicing Fee, will be paid to the Servicer; and

            (ii) the balance, if any, will constitute a portion of Excess Spread and will be allocated and distributed as described under "--Excess Spread."

      "CLASS A MONTHLY INTEREST" means, with respect to any Distribution Date, an amount equal to the product of (i) the Class A Certificate Rate for the related Interest Period, (ii) the actual number of days in such Interest Period divided by 360 and (iii) the outstanding principal balance of the Class A Certificates as of the related Record Date; provided, however, that with respect to the first Distribution Date, Class A Monthly Interest will be equal to the interest accrued on the initial outstanding principal balance of the Class A Certificates at the applicable Class A Certificate Rate for the period from the Closing Date through _____, 1999.

      "CLASS B MONTHLY INTEREST" means, with respect to any Distribution Date, an amount equal to the product of (i) the Class B Certificate Rate for the related Interest Period, (ii) the actual number of days in such Interest Period divided by 360 and (iii) the outstanding principal balance of the Class B Certificates as of the related Record Date; provided, however, with respect to the first Distribution Date, Class B Monthly Interest will be equal to the interest accrued on the initial outstanding principal balance of the Class B Certificates at the applicable Class B Certificate Rate for the period from the Closing Date through _____, 1999.

      "COLLATERAL AVAILABLE FUNDS" means, with respect to any Monthly Period, an amount equal to the Collateral Floating Allocation of collections of Finance Charge Receivables allocated to the Investor Interest with respect to such Monthly Period (excluding the portion of collections of Finance Charge Receivables attributable to Interchange that is allocable to Servicer Interchange).

      "EXCESS SPREAD" means, with respect to any Transfer Date, an amount equal to the sum of the amounts described in clause (a) (iv), clause (b)
(iii) and clause (c) (ii) above. To the extent such amounts are insufficient to make the distributions required by subparagraphs (a) through (j) below under "--Excess Spread," Excess Spread shall also be deemed to include any Excess Finance Charge Collections allocable to other Series available to Series 1999-_ in accordance with the Agreement. See "--Shared Excess Finance Charge Collections" in this supplement.

      Excess Spread. On each Transfer Date, the Master Trust Trustee, acting pursuant to the Servicer's instructions, will apply Excess Spread with respect to the related Monthly Period to make the following distributions in the following priority:

      (a) an amount equal to the Class A Required Amount, if any, with respect to such Transfer Date will be used to fund the Class A Required Amount; provided, that in the event the Class A Required Amount for such Transfer Date exceeds the amount of Excess Spread, such Excess Spread shall be applied first to pay amounts due with respect to such Transfer Date pursuant to clause (a) (i) above under "--Payment of Interest, Fees and Other Items," second to pay amounts due with respect to such Transfer Date pursuant to clause (a) (ii) above under "--Payment of Interest, Fees and Other Items" and third to pay amounts due with respect to such Transfer Date pursuant to clause (a) (iii) above under "--Payment of Interest, Fees and Other Items";

      (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed (after giving effect to the allocation on such Transfer Date of certain other amounts applied for that purpose) will be deposited into the Principal Account and treated as a portion of Available Investor Principal Collections for such Transfer Date as described under "--Payments of Principal" below;

      (c) an amount equal to the Class B Required Amount, if any, with respect to such Transfer Date will be used to fund the Class B Required Amount and will be applied first to pay amounts due with respect to such Transfer Date pursuant to clause (b) (i) above under "--Payment of Interest, Fees and Other Items," second to pay amounts due with respect to such Transfer Date pursuant to clause (b) (ii) above under "--Payment of Interest, Fees and Other Items" and third, the amount remaining, up to the Class B Investor Default Amount, will be deposited into the Principal Account and treated as a portion of Available Investor Principal Collections for such Transfer Date as described under "--Payments of Principal" below;

      (d) an amount equal to the aggregate amount by which the Class B Investor Interest has been reduced below the initial Class B Investor Interest for reasons other than the payment of principal to the Class B Certificateholders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be deposited into the Principal Account and treated as a portion of Available Investor Principal Collections for such Transfer Date as described under "--Payments of Principal" below;

      (e) an amount equal to the Collateral Monthly Interest for such Transfer Date, plus the amount of any Collateral Monthly Interest previously due but not distributed to the Collateral Interest Holder on a prior Transfer Date, will be distributed to the Collateral Interest Holder for distribution in accordance with the Loan Agreement;

      (f) if the Bank or The Bank of New York is the Servicer, an amount equal to the Collateral Interest Servicing Fee for the related Monthly Period, plus the amount of any overdue Collateral Interest Servicing Fee, will be paid to the Servicer;

      (g) an amount equal to the aggregate Collateral Default Amount, if any, for such Transfer Date will be deposited into the Principal Account and treated as a portion of Available Investor Principal Collections for such Transfer Date as described under "--Payments of Principal" below;

      (h) an amount equal to the aggregate amount by which the Collateral Interest has been reduced below the Required Collateral Interest for reasons other than the payment of principal to the Collateral Interest Holder (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be deposited into the Principal Account and treated as a portion of Available Investor Principal Collections for such Transfer Date as described under "--Payments of Principal" below;

      (i) on each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described under "--Reserve Account," an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount will be deposited into the Reserve Account;

      (j) an amount equal to the amounts determined to be payable pursuant to the Loan Agreement shall be paid to the Collateral Interest Holder; and

      (k) the balance, if any, after giving effect to the payments made pursuant to subparagraphs (a) through (j) above, will constitute Excess Finance Charge Collections to be applied with respect to other Series in accordance with the Agreement.

      "COLLATERAL MONTHLY INTEREST" with respect to any Transfer Date will equal the product of (a) an amount equal to the interest rate with respect to the Collateral Interest designated in the Loan Agreement (the "COLLATERAL RATE"), provided, however, that for purposes of calculating the Base Rate for such Transfer Date the Collateral Rate shall be equal to the lesser of (i) such interest rate designated in the Loan Agreement and (ii) LIBOR plus 1.5% per annum, (b) the actual number of days in the related Interest Period divided by 360 and (c) the Collateral Interest as of the related Record Date or, with respect to the first Transfer Date, the Initial Collateral Interest.

      The figure below demonstrates the application of collections of Finance Charge Receivables allocated to Series 1999-_. The figure is a simplified demonstration of certain allocation and payment provisions and is qualified by the full descriptions of these provisions in this prospectus supplement and the attached prospectus.

ALLOCATIONS OF COLLECTIONS OF FINANCE CHARGE RECEIVABLES


                             [GRAPHIC OMITTED]


      Payments of Principal. On each Transfer Date, the Master Trust Trustee, acting pursuant to the Servicer's instructions, will distribute Available Investor Principal Collections (see "--Principal Payments" above) on deposit in the Principal Account in the following manner:

      (a) on each Transfer Date with respect to the Revolving Period, all such Available Investor Principal Collections will be distributed or deposited in the following priority:

            (i) an amount equal to the Collateral Monthly Principal will be paid to the Collateral Interest Holder in accordance with the Loan Agreement; and

            (ii)  the balance will be treated as Shared Principal
                  Collections and applied as described under "Description of the Certificates--Shared Principal Collections" in this supplement and in the attached prospectus;

      (b)   on each Transfer Date with respect to the Controlled
            Accumulation Period or the Rapid Amortization Period, all such Available Investor Principal Collections will be distributed or deposited in the following priority:

            (i) an amount equal to Class A Monthly Principal will be (i) during the Controlled Accumulation Period, deposited in the Principal Funding Account (up to the Controlled Deposit Amount for such Transfer Date) or (ii) during the Rapid Amortization Period, distributed to the Class A Certificateholders; and

            (ii) for each Transfer Date after the Class A Investor Interest has been paid in full (after taking into account payments to be made on the related Distribution Date), an amount equal to the Class B Monthly Principal for such Transfer Date will be distributed to the Class B Certificateholders;

      (c) on each Transfer Date with respect to the Controlled Accumulation Period and the Rapid Amortization Period in which a reduction in the Required Collateral Interest has occurred, Available Investor Principal Collections not applied to Class A Monthly Principal or Class B Monthly Principal will be applied to reduce the Collateral Interest to the Required Collateral Interest; and

      (d) on each Transfer Date with respect to the Controlled Accumulation Period and the Rapid Amortization Period, the balance of Available Investor Principal Collections not applied pursuant to (b) and (c) above, if any, will be treated as Shared Principal Collections and applied as described under "Description of the Certificates--Shared Principal Collections" in this supplement and in the attached prospectus.

      The final distribution of principal and interest on the Certificates will be made no later than the ________ Distribution Date in the manner provided in "Description of the Certificates--Final Payment of Principal; Termination" in the attached prospectus. Series 1999-_ will terminate on the earliest to occur of (a) the Distribution Date on which the Investor Interest is paid in full, (b) the ________ Distribution Date or (c) the Trust Termination Date (such earliest to occur, the "SERIES 1999-_ TERMINATION DATE"). After the Series 1999-_ Termination Date, the Master Trust will have no further obligation to pay principal or interest on the Certificates.

      "CLASS A MONTHLY PRINCIPAL" means, with respect to any Transfer Date relating to the Controlled Accumulation Period or the Rapid Amortization Period, prior to the payment in full of the Class A Investor Interest, an amount equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (ii) for each Transfer Date with respect to the Controlled Accumulation Period, prior to the payment in full of the Class A Investor Interest, and on or prior to the Class A Scheduled Payment Date, the applicable Controlled Deposit Amount for such Transfer Date and (iii) the Class A Adjusted Investor Interest prior to any deposits on such Transfer Date.

      "CLASS B MONTHLY PRINCIPAL" means, with respect to any Transfer Date relating to the Controlled Accumulation Period or the Rapid Amortization Period, after the Class A Certificates have been paid in full (after taking into account payments to be made on the related Distribution Date), an amount equal to the lesser of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal on such Transfer Date) and
(ii) the Class B Investor Interest for such Transfer Date.

      "COLLATERAL MONTHLY PRINCIPAL" means (a) with respect to any Transfer Date relating to the Revolving Period following any reduction of the Required Collateral Interest pursuant to clause (3) of the proviso in the definition thereof, an amount equal to the lesser of (i) the excess, if any, of the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and Reallocated Principal Collections on such Transfer Date and after giving effect to any adjustments thereto for the benefit of the Class A Certificateholders and the Class B Certificateholders on such Transfer Date) over the Required Collateral Interest on such Transfer Date, and (ii) the Available Investor Principal Collections on such Transfer Date or (b) with respect to any Transfer Date relating to the Controlled Accumulation Period or Rapid Amortization Period, an amount equal to the lesser of (i) the excess, if any, of the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and Reallocated Principal Collections on such Transfer Date and after giving effect to any adjustments thereto for the benefit of the Class A Certificateholders and the Class B Certificateholders on such Transfer
Date) over the Required Collateral Interest on such Transfer Date, and (ii) the excess, if any, of (A) the Available Investor Principal Collections on such Transfer Date over (B) the sum of the Class A Monthly Principal and the Class B Monthly Principal for such Transfer Date.

      "CONTROLLED ACCUMULATION AMOUNT" means (a) for any Transfer Date with respect to the Controlled Accumulation Period, prior to the payment in full of the Class A Investor Interest, $__________; provided, however, that if the commencement of the Controlled Accumulation Period is delayed as described above under "--Postponement of Controlled Accumulation Period," the Controlled Accumulation Amount may be higher than the amount stated above for each Transfer Date with respect to the Controlled Accumulation Period and will be determined by the Servicer in accordance with the Agreement based on the principal payment rates for the Accounts and on the investor interests of other Series (other than certain excluded Series) which are scheduled to be in their revolving periods and then scheduled to create Shared Principal Collections during the Controlled Accumulation Period and (b) for any Transfer Date with respect to the Controlled Accumulation Period after the payment in full of the Class A Investor Interest, an amount equal to the Class B Investor Interest on such Transfer Date.

      "ACCUMULATION SHORTFALL" means (a) on the first Transfer Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Transfer Date over the amount distributed from the Principal Account as Class A Monthly Principal for such Transfer Date and (b) on each subsequent Transfer Date with respect to the Controlled Accumulation Period, the excess, if any, of the applicable Controlled Accumulation Amount for such subsequent Transfer Date plus any Accumulation Shortfall for the prior Transfer Date over the amount distributed from the Principal Account as Class A Monthly Principal for such subsequent Transfer Date.

      The figure on the next page demonstrates the manner in which collections of Principal Receivables are allocated and applied to Series 1999-_. The figure is a simplified demonstration of certain allocation and payment provisions and is qualified by the full descriptions of these provisions in this prospectus supplement and the attached prospectus.

ALLOCATIONS OF COLLECTIONS OF PRINCIPAL RECEIVABLES


                             [GRAPHIC OMITTED]


SHARED EXCESS FINANCE CHARGE COLLECTIONS

      Any Series may be included in a Group of Series which may be issued by the Master Trust from time to time. Series 1999-_ will be included in a Group ("GROUP I"). Each previously issued and outstanding Series listed on Annex I hereto currently is, and other Series may in the future be, included in Group I. Group I is currently the only Group in the Master Trust. Each Series in Group I will be entitled to share Excess Finance Charge Collections in the manner, and to the extent, described below with each other Series, if any, in Group I. The Series Supplement with respect to each Series will specify whether such Series will be included in a Group. Collections of Finance Charge Receivables and certain other amounts allocable to the Investor Interest of any Series that is included in Group I in excess of the amounts necessary to make required payments with respect to such Series (including payments to any related Credit Enhancement Providers) that are payable out of collections of Finance Charge Receivables (any such excess, the "EXCESS FINANCE CHARGE COLLECTIONS") will be applied to cover any shortfalls with respect to amounts payable from collections of Finance Charge Receivables allocable to any other Series included in Group I, pro rata based upon the amount of the shortfall, if any, with respect to each other Series in Group I. In all cases, any Excess Finance Charge Collections remaining after covering shortfalls with respect to all outstanding Series in a Group will be paid to the holder of the Transferor Certificate. While any Series offered hereby may be included in a Group, there can be no assurance that (a) any other Series will be included in such Group or (b) there will be any Excess Finance Charge Collections with respect to such Group for any Monthly Period. Excess Finance Charge Collections permit coverage of shortfalls with respect to amounts payable from collections of Finance Charge Receivables allocable to Series 1999-_ using Excess Finance Charge Collections from other Series which would otherwise be paid to Chase USA to cover shortfalls in amounts payable from Excess Spread as described above under "--Application of Collections--Excess Spread." While Chase USA believes that, based upon applicable rules and regulations as currently in effect, the sharing of Excess Finance Charge Collections among Series in a Group will not have adverse regulatory implications for it, there can be no assurance that this will continue to be true in the future.

SHARED PRINCIPAL COLLECTIONS

      Collections of Principal Receivables for any Monthly Period allocated to the Investor Interest will first be used to cover, with respect to any Monthly Period during the Controlled Accumulation Period, deposits of the applicable Controlled Deposit Amount to the Principal Funding Account or the Distribution Account, and during the Rapid Amortization Period, payments to the Certificateholders and then under certain circumstances payments to the Collateral Interest Holder. The Servicer will determine the amount of collections of Principal Receivables for any Monthly Period allocated to the Investor Interest remaining after covering required payments to the Certificateholders and any similar amount remaining for any other Series ("SHARED PRINCIPAL COLLECTIONS"). The Servicer will allocate the Shared Principal Collections to cover any scheduled or permitted principal distributions to certificateholders and deposits to principal funding accounts, if any, for any Series entitled thereto which have not been covered out of the collections of Principal Receivables allocable to such Series and certain other amounts for such Series ("PRINCIPAL SHORTFALLS"). Shared Principal Collections will not be used to cover investor charge-offs for any Series. If Principal Shortfalls exceed Shared Principal Collections for any Monthly Period, Shared Principal Collections will be allocated pro rata among the applicable Series based on the relative amounts of Principal Shortfalls. To the extent that Shared Principal Collections exceed Principal Shortfalls, the balance will be paid to the holder of the Transferor Certificate or, under certain circumstances, deposited into the Excess Funding Account.

REQUIRED COLLATERAL INTEREST

      The "REQUIRED COLLATERAL INTEREST" with respect to any Transfer Date means (i) initially $__________ (the "INITIAL COLLATERAL INTEREST") and
(ii) thereafter on each Transfer Date an amount equal to 9% of the sum of the Class A Adjusted Investor Interest, the Class B Investor Interest and the Collateral Interest on such Transfer Date, after taking into account deposits into the Principal Funding Account on such Transfer Date and payments to be made on the related Distribution Date, and the Collateral Interest on the prior Transfer Date after any adjustments made on such Transfer Date, but not less than $__________; provided, however, (1) that if certain reductions in the Collateral Interest are made or if a Pay Out Event occurs, the Required Collateral Interest for such Transfer Date shall equal the Required Collateral Interest for the Transfer Date immediately preceding the occurrence of such reduction or Pay Out Event, (2) in no event shall the Required Collateral Interest exceed the unpaid principal amount of the Certificates as of the last day of the Monthly Period preceding such Transfer Date after taking into account payments to be made on the related Distribution Date and (3) the Required Collateral Interest may be reduced to a lesser amount at any time if the Rating Agency Condition is satisfied.

      "RATING AGENCY CONDITION" means the notification in writing by each Rating Agency that a proposed action will not result in such Rating Agency reducing or withdrawing its then-existing rating of the investor certificates of any outstanding Series or class with respect to which it is a Rating Agency.

      With respect to any Transfer Date, if the Collateral Interest is less than the Required Collateral Interest, certain Excess Spread, if available, will be allocated to increase the Collateral Interest to the extent of such shortfall. Any of such Excess Spread not required to be so allocated or deposited into the Reserve Account with respect to any Transfer Date will be applied in accordance with the Loan Agreement. See "--Application of Collections--Excess Spread."

DEFAULTED RECEIVABLES; INVESTOR CHARGE-OFFS

      On or before each Transfer Date, the Servicer will calculate the Investor Default Amount for the preceding Monthly Period. The term "INVESTOR DEFAULT AMOUNT" means, for any Monthly Period, the product of (a) the Floating Investor Percentage with respect to such Monthly Period and
(b) the aggregate amount of Receivables in Defaulted Accounts (the "DEFAULT AMOUNT") for such Monthly Period. A portion of the Investor Default Amount will be allocated to the Class A Certificateholders (the "CLASS A INVESTOR DEFAULT AMOUNT") on each Transfer Date in an amount equal to the product of the Class A Floating Allocation applicable during the related Monthly Period and the Investor Default Amount for such Monthly Period. A portion of the Investor Default Amount will be allocated to the Class B Certificateholders (the "CLASS B INVESTOR DEFAULT AMOUNT") on each Transfer Date in an amount equal to the product of the Class B Floating Allocation applicable during the related Monthly Period and the Investor Default Amount for such Monthly Period. A portion of the Investor Default Amount will be allocated to the Collateral Interest Holder (the "COLLATERAL DEFAULT AMOUNT") on each Transfer Date in an amount equal to the product of the Collateral Floating Allocation applicable during the related Monthly Period and the Investor Default Amount for such Monthly Period.

      On each Transfer Date, if the Class A Investor Default Amount for such Transfer Date exceeds the amount of Excess Spread and Reallocated Principal Collections available to fund such amount with respect to the Monthly Period immediately preceding such Transfer Date, the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date) will be reduced by the amount of such excess, but not more than the lesser of the Class A Investor Default Amount and the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date) for such Transfer Date. In the event that such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest will be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections on such Transfer Date) will be reduced by the amount by which the Collateral Interest would have been reduced below zero. In the event that such reduction would cause the Class B Investor Interest to be a negative number, the Class B Investor Interest will be reduced to zero, and the Class A Investor Interest will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero, but not more than the Class A Investor Default Amount for such Transfer Date (a "CLASS A INVESTOR CHARGE-OFF"), which will have the effect of slowing or reducing the return of principal and interest to the Class A Certificateholders. If the Class A Investor Interest has been reduced by the amount of any Class A Investor Charge-Offs, it will be reimbursed on any Transfer Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Spread allocated and available for such purpose as described under "--Application of Collections--Excess Spread."

      On each Transfer Date, if the Class B Investor Default Amount for such Transfer Date exceeds the amount of Excess Spread and Reallocated Collateral Principal Collections which are allocated and available to fund such amount with respect to the Monthly Period preceding such Transfer Date, the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date and after giving effect to any adjustments with respect thereto as described in the preceding paragraph) will be reduced by the amount of such excess but not more than the lesser of the Class B Investor Default Amount and the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date and after giving effect to any adjustments with respect thereto as described in the preceding paragraph) for such Transfer Date. In the event that such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest will be reduced to zero and the Class B Investor Interest will be reduced by the amount by which the Collateral Interest would have been reduced below zero, but not more than the Class B Investor Default Amount for such Transfer Date (a "CLASS B INVESTOR CHARGE-OFF"). The Class B Investor Interest will also be reduced by the amount of Reallocated Class B Principal Collections in excess of the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Collateral Principal Collections on such Transfer Date) and the amount of any portion of the Class B Investor Interest allocated to the Class A Certificates to avoid a reduction in the Class A Investor Interest. The Class B Investor Interest will thereafter be reimbursed (but not in excess of the unpaid principal balance of the Class B Certificates) on any Transfer Date by the amount of Excess Spread allocated and available for that purpose as described under "--Application of Collections--Excess Spread."

      On each Transfer Date, if the Collateral Default Amount for such Transfer Date exceeds the amount of Excess Spread which is allocated and available to fund such amount as described under "--Application of Collections--Excess Spread," the Collateral Interest will be reduced by the amount of such excess but not more than the lesser of the Collateral Default Amount and the Collateral Interest for such Transfer Date (a "COLLATERAL CHARGE-OFF"). The Collateral Interest will also be reduced by the amount of Reallocated Principal Collections and the amount of any portion of the Collateral Interest allocated to the Class A Certificates to avoid a reduction in the Class A Investor Interest or to the Class B Certificates to avoid a reduction in the Class B Investor Interest. The Collateral Interest will thereafter be reimbursed on any Transfer Date by the amount of Excess Spread allocated and available for that purpose as described under "--Application of Collections--Excess Spread."

PRINCIPAL FUNDING ACCOUNT

      Pursuant to the Series 1999-_ Supplement, the Master Trust Trustee at the direction of the Servicer will establish and maintain an Eligible Deposit Account held for the benefit of the Certificateholders (the "PRINCIPAL FUNDING ACCOUNT"). During the Controlled Accumulation Period, the Master Trust Trustee at the direction of the Servicer will transfer collections in respect of Principal Receivables (other than Reallocated Principal Collections) and Shared Principal Collections from other Series, if any, allocated to Series 1999-_ from the Principal Account to the Principal Funding Account as described under "--Application of Collections." Such collections will be retained in the Principal Funding Account and ultimately used to pay the principal of the Class A Certificates on the Class A Scheduled Payment Date or the first Distribution Date with respect to the Rapid Amortization Period, whichever occurs earlier.

      Funds on deposit in the Principal Funding Account will be invested to the following Transfer Date by the Master Trust Trustee at the direction of the Servicer in Permitted Investments. Investment earnings (net of investment losses and expenses) on funds on deposit in the Principal Funding Account (the "PRINCIPAL FUNDING INVESTMENT PROCEEDS") will be applied on each Transfer Date as Class A Available Funds. If, for any Transfer Date, the Principal Funding Investment Proceeds are less than an amount equal to the product of (a) (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (ii) the Class A Certificate Rate in effect with respect to such Interest Period and (b) the Principal Funding Account Balance as of the Record Date preceding such Transfer Date (the "CLASS A COVERED AMOUNT"), the amount of such deficiency (the "CLASS A PRINCIPAL FUNDING INVESTMENT SHORTFALL") shall be withdrawn, to the extent available, from the Reserve Account and deposited in the Finance Charge Account and included in collections of Finance Charge Receivables to be applied to the payment of Class A Monthly Interest.

RESERVE ACCOUNT

      Pursuant to the Series 1999-_ Supplement, the Master Trust Trustee will establish and maintain an Eligible Deposit Account held for the benefit of the Certificateholders (the "RESERVE ACCOUNT"). The Reserve Account is established to assist with the subsequent distribution of interest on the Certificates during the Controlled Accumulation Period. On each Transfer Date from and after the Reserve Account Funding Date, but prior to the termination of the Reserve Account, the Master Trust Trustee, acting pursuant to the Servicer's instructions, will apply Excess Spread allocated to the Certificates (to the extent described above under "--Application of Collections--Excess Spread") to increase the amount on deposit in the Reserve Account (to the extent such amount is less than the Required Reserve Account Amount). The "RESERVE ACCOUNT FUNDING DATE" will be the Transfer Date with respect to the Monthly Period which commences no later than three months prior to the commencement of the Controlled Accumulation Period, or such earlier date as the Servicer may determine. The "REQUIRED RESERVE ACCOUNT AMOUNT" for any Transfer Date on or after the Reserve Account Funding Date will be equal to (a) 0.50% of the outstanding principal balance of the Class A Certificates or (b) any other amount designated by Chase USA; provided, that if such designation is of a lesser amount, Chase USA shall have provided the Servicer, the Collateral Interest Holder and the Master Trust Trustee with evidence that the Rating Agency Condition has been satisfied and Chase USA shall have delivered to the Master Trust Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of Chase USA, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 1999-_. On each Transfer Date, after giving effect to any deposit to be made to, and any withdrawal to be made from, the Reserve Account on such Transfer Date, the Master Trust Trustee will withdraw from the Reserve Account an amount equal to the excess, if any, of the amount on deposit in the Reserve Account over the Required Reserve Account Amount and distribute such excess to the Collateral Interest Holder for application in accordance with the terms of the Loan Agreement.

      Provided that the Reserve Account has not terminated as described below, all amounts on deposit in the Reserve Account on any Transfer Date (after giving effect to any deposits to, or withdrawals from, the Reserve Account to be made on such Transfer Date) will be invested to the following Transfer Date by the Master Trust Trustee at the direction of the Servicer in Permitted Investments. The interest and other investment income (net of investment expenses and losses) earned on such investments will be retained in the Reserve Account (to the extent the amount on deposit is less than the Required Reserve Account Amount) or deposited in the Finance Charge Account and treated as Class A Available Funds.

      On or before each Transfer Date with respect to the Controlled Accumulation Period and on the first Transfer Date with respect to the Rapid Amortization Period, a withdrawal will be made from the Reserve Account, and the amount of such withdrawal will be deposited in the Finance Charge Account and included in collections of Finance Charge Receivables to be applied to the payment of the Class A Monthly Interest for such Transfer Date in an amount equal to the lesser of (a) the Available Reserve Account Amount with respect to such Transfer Date and (b) the Class A Principal Funding Investment Shortfall with respect to such Transfer Date; provided, that the amount of such withdrawal shall be reduced to the extent that funds otherwise would be available to be deposited in the Reserve Account on such Transfer Date. On each Transfer Date, the amount available to be withdrawn from the Reserve Account (the "AVAILABLE RESERVE ACCOUNT AMOUNT") will be equal to the lesser of the amount on deposit in the Reserve Account (before giving effect to any deposit to be made to the Reserve Account on such Transfer Date) and the Required Reserve Account Amount for such Transfer Date.

      The Reserve Account will be terminated upon the earlier to occur of
(a) the termination of the Master Trust pursuant to the Agreement and (b) if the Controlled Accumulation Period has not commenced, the first Transfer Date with respect to the Rapid Amortization Period or, if the Controlled Accumulation Period has commenced, the earlier to occur of (i) the first Transfer Date with respect to the Rapid Amortization Period and (ii) the Transfer Date immediately preceding the Class A Scheduled Payment Date. Upon the termination of the Reserve Account, all amounts on deposit therein (after giving effect to any withdrawal from the Reserve Account on such date as described above) will be distributed to the Collateral Interest Holder for application in accordance with the terms of the Loan Agreement. Any amounts withdrawn from the Reserve Account and distributed to the Collateral Interest Holder as described above will not be available for distribution to the Certificateholders.

ISSUANCE OF ADDITIONAL CERTIFICATES

      The Series 1999-_ Supplement provides that, from time to time during the Revolving Period, Chase USA may, subject to certain conditions described below, cause the Master Trust Trustee to issue additional Certificates ("ADDITIONAL CERTIFICATES") and to increase the size of the Collateral Interest (each such issuance, an "ADDITIONAL ISSUANCE"). When issued, the Additional Certificates of each Class will be identical in all respects to the other outstanding Certificates of that Class and will be equally and ratably entitled to the benefits of the Agreement without preference, priority or distinction.

      In connection with each Additional Issuance, a pro rata principal amount of each Class of Certificates will be issued and there will be a pro rata increase in the Collateral Interest.

      As of the date of any Additional Issuance, the Collateral Interest, the Controlled Accumulation Amount and the Investor Interest for each Class of this Series will be increased proportionately to reflect the aggregate face amount of the Additional Certificates.

      Additional Certificates may be issued only upon the satisfaction of certain conditions provided in the Series 1999-_ Supplement, including the following:

      (a) on or before the fifth business day immediately preceding the date on which the Additional Certificates are to be issued, Chase USA will have given the Master Trust Trustee, the Servicer and the Rating Agencies notice of such issuance and the date upon which it is to occur;

      (b) after giving effect to the Additional Issuance, the total amount of Principal Receivables will be greater than or equal to the Minimum Aggregate Principal Receivables;

      (c) Chase USA shall have delivered evidence of the proportional increase in the Collateral Interest to the Master Trust Trustee and the Rating Agencies;

      (d) the Rating Agency Condition shall have been satisfied with respect to the Additional Issuance;

      (e) Chase USA shall have delivered to the Master Trust Trustee a certificate of an authorized officer to the effect that, in the reasonable belief of Chase USA, such Additional Issuance will not have a material adverse effect on any outstanding Class of this Series;

      (f) as of the date of the Additional Issuance there shall be no Investor Charge-Offs with respect to any Class of this Series; and

      (g) Chase USA shall have delivered to the Master Trust Trustee a Tax Opinion with respect to the Additional Issuance.

      There are no restrictions on the timing or amount of any Additional Issuance other than the foregoing conditions.

COMPANION SERIES

      The Series 1999-_ Certificates may be paired with one or more other Series (each, a "COMPANION SERIES"). Each Companion Series either will be prefunded with an initial deposit to a prefunding account in an amount up to the initial principal balance of such Companion Series, funded primarily from the proceeds for the sale of such Companion Series, or will have a variable principal amount. Any such prefunding account will be held for the benefit of such Companion Series and not for the benefit of Certificateholders. As principal is paid with respect to the Series 1999-_ Certificates, either (i) in the case of a prefunded Companion Series, an equal amount of funds on deposit in any prefunding account for such prefunded Companion Series will be released (which funds will be distributed to Chase USA) or (ii) in the case of a Companion Series having a variable principal amount, an interest in such variable Companion Series in an equal or lesser amount may be sold by the Master Trust (and the proceeds thereof will be distributed to Chase USA) and, in either case, the invested amount in the Master Trust of such Companion Series will increase by up to corresponding amount. Upon payment in full of the Series 1999-_ Certificates, assuming that there have been no unreimbursed charge-offs with respect to any related Companion Series, the aggregate invested amount of such related Companion Series will have been increased by an amount up to an aggregate amount equal to the Series 1999-_ Investor Interest paid to the Series 1999-_ Certificateholders since the issuance of such Companion Series. The issuance of a Companion Series will be subject to the conditions described under "Description of the Certificates--Exchanges" in the attached prospectus. There can be no assurance, however, that the terms of any Companion Series might not have an impact on the timing or amount of payments received by a Series 1999-_ Certificateholder. In particular, the denominator of the Fixed Investor Percentage may be increased upon the occurrence of a Pay Out Event with respect to a Companion Series resulting in a possible reduction of the percentage of collections of Principal Receivables allocated to Series 1999-_ if such event allowed the payment of principal at such time to the Companion Series and required reliance by Series 1999-_ on clause (y) of the denominator of the Fixed Investor Percentage for Series 1999-_. See "Maturity Considerations" and "--Allocation Percentages" in this supplement.

PAY OUT EVENTS

      As described above, the Revolving Period will continue through the close of business on the last day of the ________ Monthly Period (unless such date is postponed as described under "--Postponement of Controlled Accumulation Period"), unless a Pay Out Event occurs prior to such date. A "PAY OUT EVENT" refers to any of the following events:

      (a) failure on the part of Chase USA (i) to make any payment or deposit on the date required under the Agreement (or within the applicable grace period which shall not exceed five days) or
            (ii) to observe or perform in any material respect any other covenants or agreements of Chase USA set forth in the Agreement or the Series 1999-_ Supplement, which failure has a material adverse effect on the Certificateholders (which determination shall be made without regard to the existence of the Collateral Interest) and which continues unremedied for a period of 60 days after written notice and continues to materially and adversely affect the interests of the Certificateholders (which determination shall be made without regard to the existence of the Collateral Interest) for such period;

      (b) any representation or warranty made by Chase USA in the Agreement or the Series 1999-_ Supplement, or any information required to be given by Chase USA to the Master Trust Trustee to identify the Accounts proves to have been incorrect in any material respect when made and which continues to be incorrect in any material respect for a period of 60 days after written notice and as a result of which the interests of the Certificateholders are materially and adversely affected (which determination shall be made without regard to the existence of the Collateral Interest) and continue to be materially and adversely affected for such period; provided, however, that a Pay Out Event pursuant to this clause (b) shall not be deemed to occur thereunder if Chase USA has accepted reassignment of the related Receivable or all such Receivables, if applicable, during such period (or such longer period as the Master Trust Trustee may specify) in accordance with the provisions of the Agreement;

      (c) any reduction of the average of the Portfolio Yields for any three consecutive Monthly Periods to a rate which is less than the average of the Base Rates for such period;

      (d) a failure by Chase USA to convey Receivables arising under Additional Accounts, or Participations, to the Master Trust when required by the Agreement;

      (e) any Servicer Default occurs which would have a material adverse effect on the Certificateholders;

      (f) insufficient funds in the Distribution Account to pay the Class A Investor Interest in full on the Class A Scheduled Payment Date or the Class B Investor Interest in full on the Class B Scheduled Payment Date;

      (g) certain events of bankruptcy, insolvency, conservatorship or receivership relating to Chase USA;

      (h) Chase USA becomes unable for any reason to transfer Receivables to the Master Trust in accordance with the provisions of the Agreement; or

      (i) the Master Trust is subject to regulation as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      In the case of any event described in clause (a), (b) or (e) above, a Pay Out Event will be deemed to have occurred with respect to the Certificates only if, after any applicable grace period, either the Master Trust Trustee or Certificateholders and the Collateral Interest Holder evidencing undivided interests aggregating more than 50% of the Investor Interest, by written notice to Chase USA and the Servicer (and to the Master Trust Trustee if given by the Certificateholders) declare that a Pay Out Event has occurred with respect to the Certificates as of the date of such notice. In the case of any event described in clause (g), (h) or (i), a Pay Out Event with respect to all Series then outstanding, and in the case of any event described in clause (c), (d) or (f), a Pay Out Event with respect to only the Certificates, will be deemed to have occurred without any notice or other action on the part of the Master Trust Trustee, the Certificateholders, the Collateral Interest Holder or all certificateholders, as appropriate, immediately upon the occurrence of such event. On the date on which a Pay Out Event is deemed to have occurred, the Rapid Amortization Period will commence. In such event, distributions of principal to the Certificateholders will begin on the first Distribution Date following the month in which such Pay Out Event occurred. If, because of the occurrence of a Pay Out Event, the Rapid Amortization Period begins earlier than the close of business on the last day of the ________ Monthly Period Certificateholders will begin receiving distributions of principal earlier than they otherwise would have, which may shorten the average life of the Certificates.

      See "Description of the Certificates--Pay Out Events" in the attached prospectus for an additional discussion of the consequences of an insolvency, conservatorship or receivership of Chase USA.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

      The Servicer will receive a fee as servicing compensation from the Master Trust (the "SERVICING FEE"). The Servicing Fee may be payable from Finance Charge Receivables, Interchange or other amounts as specified in this supplement. The share of the Servicing Fee allocable to the Investor Interest with respect to any Transfer Date (the "INVESTOR SERVICING FEE") shall be equal to one-twelfth of the product of (a) 2.0% and (b) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, with respect to the first Transfer Date, the Investor Servicing Fee shall be equal to the product of
(i) a fraction the numerator of which is the number of days from and including the Closing Date to and including the last day of the _____ 1999 Monthly Period and the denominator of which is 360, (ii) 2.0% and (iii) the Investor Interest on the Closing Date. On each Transfer Date Servicer Interchange with respect to the related Monthly Period will be paid to the Servicer in payment of a portion of the Investor Servicing Fee with respect to such Monthly Period. The "SERVICER INTERCHANGE" for any Monthly Period will be an amount equal to the portion of collections of Finance Charge Receivables allocated to the Investor Interest with respect to such Monthly Period that is attributable to Interchange; provided, however, that Servicer Interchange for a Monthly Period shall not exceed one-twelfth of the product of (i) the Adjusted Investor Interest, as of the last day of such Monthly Period and (ii) 1.0%. In the case of any insufficiency of Servicer Interchange on deposit in the Finance Charge Account, a portion of the Investor Servicing Fee with respect to such Monthly Period will not be paid to the extent of such insufficiency and in no event shall the Master Trust, the Master Trust Trustee, the Certificateholders or the Collateral Interest Holder be liable for the share of the Servicing Fee to be paid out of Servicer Interchange.

      The share of the Investor Servicing Fee allocable to the Class A Certificateholders with respect to any Transfer Date (the "CLASS A SERVICING FEE") shall be equal to one-twelfth of the product of (a) the Class A Floating Allocation, (b) 1.0% (the "NET SERVICING FEE RATE") and
(c) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Class A Servicing Fee shall be equal to the product of (i) the Class A Floating Allocation, (ii) a fraction, the numerator of which is the number of days from and including the Closing Date to and including the last day of the _____ 1999 Monthly Period and the denominator of which is 360, (iii) the Net Servicing Fee Rate and (iv) the Investor Interest on the Closing Date. The share of the Investor Servicing Fee allocable to the Class B Certificateholders with respect to any Transfer Date (the "CLASS B SERVICING FEE") shall be equal to one-twelfth of the product of (a) the Class B Floating Allocation, (b) the Net Servicing Fee Rate and (c) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Class B Servicing Fee shall be equal to the product of (i) the Class B Floating Allocation, (ii) a fraction, the numerator of which is the number of days from and including the Closing Date to and including the last day of the _____ 1999 Monthly Period and the denominator of which is 360, (iii) the Net Servicing Fee Rate and (iv) the Investor Interest on the Closing Date. The share of the Investor Servicing Fee allocable to the Collateral Interest Holder with respect to any Transfer Date (the "COLLATERAL INTEREST SERVICING FEE") shall be equal to one-twelfth of the product of (a) the Collateral Floating Allocation, (b) the Net Servicing Fee Rate and (c) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Collateral Interest Servicing Fee shall be equal to the product of (i) the Collateral Floating Allocation, (ii) a fraction, the numerator of which is the number of days from and including the Closing Date to and including the last day of the _____ 1999 Monthly Period and the denominator of which is 360, (iii) the Net Servicing Fee Rate and (iv) the Investor Interest on the Closing Date. Pursuant to the Agreement, the amount by which the Servicing Fee exceeds the Investor Servicing Fee will be paid from amounts allocable to the Transferor Certificate and to other Series. In no event shall the Master Trust, the Master Trust Trustee, the Certificateholders or the Collateral Interest Holder be liable for the share of the Servicing Fee to be paid out of Servicer Interchange. The Class A Servicing Fee and the Class B Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof as described under "--Application of Collections."

      The Servicer will pay from its servicing compensation certain expenses incurred in connection with servicing the Receivables including, without limitation, payment of the fees and disbursements of the Master Trust Trustee and independent certified public accountants and other fees which are not expressly stated in the Agreement to be payable by the Master Trust or the Certificateholders other than federal, state and local income and franchise taxes, if any, of the Master Trust.

REPORTS TO CERTIFICATEHOLDERS

      On each Transfer Date, the Master Trust Trustee will forward to each Certificateholder of record, a statement prepared by the Servicer setting forth the items described in "Description of the Certificates--Reports to Certificateholders" in the attached prospectus. In addition, such statement will include (a) the amount, if any, withdrawn from the Principal Funding Account for such Transfer Date, and (b) the Collateral Interest, if any, for such Transfer Date. So long as the Certificates are listed on the Luxembourg Stock Exchange, notice to Certificateholders will be given by publication in a daily newspaper in Luxembourg (expected to be the Luxemburger Wort). In the event that Definitive Certificates are issued, notices to Certificateholders will also be given by mail to their addresses as they appear on the register maintained by the Master Trust Trustee.


                      LISTING AND GENERAL INFORMATION

      Application has been made to list the Class A Certificates and the Class B Certificates on the Luxembourg Stock Exchange. In connection with the listing application, the Organization Certificate and By-laws of the Bank, as well as legal notice relating to the issuance of the Class A Certificates and the Class B Certificates will be deposited prior to listing with the Chief Registrar of the District Court of Luxembourg, where copies thereof may be obtained upon request. The Class A and the Class B Certificates have been accepted for clearance through the facilities of DTC, Cedelbank and Euroclear. The CUSIP numbers for the Class A Certificates and the Class B Certificates are _____ and _____ respectively; the International Securities Identification Numbers (ISIN) for the Class A Certificates and the Class B Certificates are _____ and _____ respectively; and the Common Code numbers for the Class A Certificates and the Class B Certificates are _____ and _____, respectively.

      As of the date of this prospectus supplement, the Bank is not involved in any litigation or arbitration proceeding relating to claims which are material in the context of the issuance of the Certificates, nor so far as the Bank is aware are any such proceedings pending or threatened.

      Except as disclosed herein, there has been no material adverse change in the financial position of the Bank since _________, 199_ through the date of this prospectus supplement.

      The transactions contemplated in this prospectus supplement were authorized by resolutions adopted by the Bank's Board of Directors on _____, 1999 and by the Bank's Asset and Loan Securitization Committee as of
_____, 1999.

      Copies of the Pooling and Servicing Agreement, the Series 1999-_ Supplement, the annual report of independent public accountants described in "Description of the Certificates--Evidence as to Compliance" in the attached prospectus, the documents described under "Where You Can Find More Information" and the reports to Certificateholders referred to under "Reports to Certificateholders" and "Description of the Certificates--Reports to Certificateholders" in the attached prospectus will be available free of charge at the office of Banque Generale du Luxembourg, S.A. (the "LISTING AGENT"), 50 Avenue J.F. Kennedy, L-2951, Luxembourg. Financial information regarding the Bank is included in the consolidated financial statements of The Chase Manhattan Corporation in The Chase Manhattan Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1998. Such report is available, and reports for subsequent years will be available, at the office of the Listing Agent.

      So long as there is no Paying Agent and Transfer Agent in Luxembourg, Banque Generale du Luxembourg, S.A. will act as intermediary agent in Luxembourg. In the event that Definitive Certificates are issued, a Paying Agent and Transfer Agent will be appointed in Luxembourg.

      The Certificates, the Agreement and the Series 1999-_ Supplement are governed by the laws of the State of New York.


                            ERISA CONSIDERATIONS

      Section 406 of the Employee Retirement Income Security Act of 1979, as amended ("ERISA") and Section 4975 of the Code prohibit certain pension, profit sharing or other employee benefit plans, individual retirement accounts or annuities and employee annuity plans and Keogh plans (collectively, "PLANS") from engaging in certain transactions involving "plan assets" with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code (collectively, "PARTIES IN INTEREST") with respect to the Plan. A violation of these "prohibited transaction" rules may generate excise tax and other liabilities under ERISA and Section 4975 of the Code for such persons, unless a statutory, regulatory or administrative exemption is available. Plans that are governmental plans (as defined in section 3(32) of ERISA) and certain church plans (as defined in section 3(33) of ERISA) are not subject to ERISA requirements.

CLASS A CERTIFICATES

      A violation of the prohibited transaction rules could occur if the Class A Certificates were to be purchased with assets of any Plan if the Transferor, the Master Trust Trustee, any of the Underwriters or any of their affiliates were a Party in Interest with respect to such Plan, unless a statutory, regulatory or administrative exemption is available or an exemption applies under a regulation (the "PLAN ASSET REGULATION") issued by the Department of Labor ("DOL"). The Transferor, the Master Trust Trustee, any of the Underwriters and their affiliates are likely to be Parties in Interest with respect to many Plans. Before purchasing the Class A Certificates, a Plan fiduciary or other Plan investor should consider whether a prohibited transaction might arise by reason of the relationship between the Plan and the Transferor, the Master Trust Trustee, any of the Underwriters or any of their affiliates and consult their counsel regarding the purchase in light of the considerations described below and in the attached prospectus.

      Under certain circumstances, the Plan Asset Regulation treats the assets of an entity in which a Plan holds an equity interest as "plan assets" of such Plan. Because the Class A Certificates will represent beneficial interests in the Master Trust, and despite the agreement of the Transferor and the Certificate Owners to treat the Class A Certificates as debt instruments, the Class A Certificates are likely to be considered equity interests in the Master Trust for purposes of the Plan Asset Regulation, with the result that the assets of the Master Trust are likely to be treated as "plan assets" of the investing Plans for purposes of ERISA and Section 4975 of the Code, unless the exception for "publicly-offered securities" is applicable as described in the attached prospectus. The Underwriters anticipate that the Class A Certificates will meet the criteria for treatment as "publicly-offered securities" as described in the attached prospectus. No restrictions will be imposed on the transfer of the Class A Certificates. It is expected that the Class A Certificates will be held by at least 100 or more investors who were independent of the issuer and of one another ("INDEPENDENT INVESTORS") at the conclusion of the initial public offering although no assurance can be given, and no monitoring or other measures will be taken to ensure, that such condition is met. The Class A Certificates will be sold as part of an offering pursuant to an effective registration statement under the Securities Act and then will be timely registered under the Exchange Act.

      If the foregoing exception under the Plan Asset Regulation were not satisfied, transactions involving the Master Trust and Parties in Interest with respect to a Plan that purchases or holds Class A Certificates might be prohibited under Section 406 of ERISA and/or Section 4975 of the Code and result in excise tax and other liabilities under ERISA and Section 4975 of the Code unless an exemption were available. The five DOL class exemptions may not provide relief for all transactions involving the assets of the Master Trust even if they would otherwise apply to the purchase of a Class A Certificate by a Plan.

CLASS B CERTIFICATES

      The Class B Underwriter currently does not expect that the Class B Certificates will be held by at least 100 Independent Investors and, therefore, does not expect that such Class B Certificates will qualify as publicly-offered securities under the regulation referred to in the preceding paragraph. Accordingly, the Class B Certificates may not be acquired or held by (a) any employee benefit plan that is subject to ERISA,
(b) any plan or other arrangement (including an individual retirement account or Keogh plan) that is subject to Section 4975 of the Code, or (c) any entity whose underlying assets include "plan assets" under the regulation by reason of any such plan's investment in the entity. By its acceptance of a Class B Certificate, each Class B Certificateholder will be deemed to have represented and warranted that it is not and will not be subject to the foregoing limitation.

CONSULTATION WITH COUNSEL

      In light of the foregoing, fiduciaries or other persons contemplating purchasing the Certificates on behalf or with "plan assets" of any Plan should consult their own counsel regarding whether the Master Trust assets represented by the Certificates would be considered "plan assets," the consequences that would apply if the Master Trust assets were considered "plan assets," and the applicability of exemptive relief from the prohibited transaction rules.

      Finally, Plan fiduciaries and other Plan investors should consider the fiduciary standards under ERISA or other applicable law in the context of the Plan's particular circumstances before authorizing an investment of a portion of the Plan's assets in the Certificates. Accordingly, among other factors, Plan fiduciaries and other Plan investors should consider whether the investment (i) satisfies the diversification requirement of ERISA or other applicable law, (ii) is in accordance with the Plan's governing instruments, and (iii) is prudent in light of the "Risk Factors" and other factors discussed in this prospectus supplement.


                                UNDERWRITING

      Subject to the terms and conditions set forth in the Underwriting Agreement dated February 26, 1999 (the "UNDERWRITING AGREEMENT") between Chase USA and the underwriters named below (the "UNDERWRITERS"), Chase USA has agreed to sell to the Underwriters of the Class A Certificates (the "CLASS A UNDERWRITERS") and the Underwriter of the Class B Certificates (the "CLASS B UNDERWRITER"), and each of the Underwriters has severally agreed to purchase, the principal amount of the Class A Certificates and the Class B Certificates, as applicable, set forth opposite its name:

                                               Principal Amount of
Class A Underwriters                               Certificates
--------------------                           -------------------

Chase Securities Inc.                             $___________

_______________________________
_______________________________
_______________________________
   Total                                          $
                                                  ============


                                              Principal Amount of
Class B Underwriter                           Class B Certificates
-------------------                           --------------------

Chase Securities Inc.                             $__________


      The price to public, Underwriters' discounts and commissions, the concessions that the Underwriters may allow to certain dealers, and the discounts that such dealers may reallow to certain other dealers, each expressed as a percentage of the principal amount of the Class A and Class B Certificates, shall be as follows:

                                  Underwriting     Selling       Reallowance,
                       Price to   Discount and   Concessions,      Not to
                        Public    Commissions    Not to Exceed     Exceed
                       --------   ------------   -------------   ------------

Class A Certificates    _____%       _____%          _____%        _____%

Class B Certificates    _____%       _____%          _____%        _____%

      After the offering is completed, Chase USA will receive the proceeds, after deduction of the underwriting and other expenses, listed below:

                                         Proceeds to
                                       Transferor (as %
                                       of the Principal      Underwriting
                        Proceeds to      amount of the       Discounts and
                        Transferor       Certificates)        Concessions
                        -----------    ----------------      -------------
Class A Certificates    $__________          ______%          $_________

Class B Certificates    $__________           ______%         $_________

      After the public offering, the public offering price and other selling terms may be changed by the Class A Underwriters and Class B Underwriter, as the case may be.

      Each Underwriter has represented and agreed that (a) it only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Certificates to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or who is a person to whom the document may otherwise lawfully be issued or passed on, (b) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 of Great Britain with respect to anything done by it in relation to the Certificates in, from or otherwise involving the United Kingdom and (c) if that Underwriter is an authorized person under the Financial Services Act 1986, it has only promoted and will only promote (as that term is defined in Regulation 1.02 of the Financial Services (Promotion of Unregulated Schemes) Regulations
1991) to any person in the United Kingdom the scheme described herein if that person is of a kind described either in Section 76(2) of the Financial Services Act 1986 or in Regulation 1.04 of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991.

      Chase USA will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or contribute to payments the Underwriters may be required to make in respect thereof.

      Chase Securities Inc. is a wholly owned subsidiary of The Chase Manhattan Corporation. See "Chase USA" in the attached prospectus.

      The Underwriters may engage in over-allotment transactions, stabilizing transactions, syndicate covering transactions and penalty bids with respect to the Certificates in accordance with Regulation M under the Exchange Act. Over-allotment transactions involve syndicate sales in excess of the offering size creating a syndicate short position. Stabilizing transactions permit bids to purchase the Certificates so long as the stabilizing bids do not exceed a specified maximum. Syndicate covering transactions involve purchases of the Certificates in the open market after the distribution has been completed in order to cover syndicate short positions. Penalty bids permit the Underwriters to reclaim a selling concession from a syndicate member when the Certificates originally sold by such syndicate member are purchased in a syndicate covering transaction. Such over-allotment transactions, stabilizing transactions, syndicate covering transactions and penalty bids may cause prices of the Certificates to be higher than they would otherwise be in the absence of such transactions. Neither the Master Trust nor any of the Underwriters represent that the Underwriters will engage in any such transactions nor that such transactions, once commenced, will not be discontinued without notice.

      This prospectus supplement and the attached prospectus may be used by Chase Securities Inc. in connection with offers and sales related to market-making transactions in the Certificates. Chase Securities Inc. may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of sale. Chase Securities Inc. has no obligation to make a market in the Certificates and any such market-making may be discontinued at any time without notice, in its sole discretion. Chase Securities Inc. is among the Underwriters participating in the initial distribution of the Certificates.


                              EXCHANGE LISTING

      Chase USA has applied to list the Certificates on the Luxembourg Stock Exchange. Chase USA cannot guaranty that the application for the listing will be accepted. You should consult with Banque Generale du Luxembourg, S.A., the Luxembourg listing agent for the Certificates, 50 Avenue J.F. Kennedy, L-2951 Luxembourg, phone number (352) 42423113, to determine whether or not the Certificates are listed on the Luxembourg Stock Exchange.

      This prospectus supplement and the attached prospectus have been prepared by the Bank solely for use in connection with the offering and listing of the Certificates described herein. The Bank has taken reasonable care to ensure that facts stated in this Prospectus Supplement and the attached Prospectus are true and accurate in all material respects and there have not been omitted material facts the omission of which would make misleading any statements of fact or opinion herein or therein. The Bank accepts responsibility accordingly.


                  INDEX OF TERMS FOR PROSPECTUS SUPPLEMENT

Term                                                                   Page
----                                                                   ----
Accounts...............................................................S-18
Accumulation Period Length.............................................S-33
Accumulation Shortfall.................................................S-43
Addition Date..........................................................S-34
Additional Certificates................................................S-49
Additional Interest....................................................S-31
Additional Issuance....................................................S-49
Adjusted Investor Interest.............................................S-36
Agreement..............................................................S-18
Available Investor Principal Collections...............................S-33
Available Reserve Account Amount.......................................S-48
Bank...................................................................S-18
Base Rate..............................................................S-26
Cedelbank..............................................................S-30
Certificateholders.....................................................S-18
Certificates...........................................................S-18
Chase USA..............................................................S-18
Class A Additional Interest............................................S-31
Class A Adjusted Investor Interest.....................................S-35
Class A Available Funds................................................S-31
Class A Certificate Rate...............................................S-31
Class A Certificateholders.............................................S-18
Class A Certificates...................................................S-18
Class A Covered Amount.................................................S-47
Class A Fixed Allocation...............................................S-35
Class A Floating Allocation............................................S-34
Class A Investor Charge-off............................................S-46
Class A Investor Default Amount........................................S-46
Class A Investor Interest..............................................S-35
Class A Monthly Interest...............................................S-39
Class A Monthly Principal..............................................S-42
Class A Principal Funding Investment Shortfall.........................S-47
Class A Required Amount................................................S-36
Class A Scheduled Payment Date.........................................S-25
Class A Servicing Fee..................................................S-52
Class A Underwriters...................................................S-56
Class B Additional Interest............................................S-31
Class B Available Funds................................................S-31
Class B Certificate Rate...............................................S-31
Class B Certificateholders.............................................S-18
Class B Certificates...................................................S-18
Class B Fixed Allocation...............................................S-35
Class B Floating Allocation............................................S-34
Class B Investor Charge-off............................................S-47
Class B Investor Default Amount........................................S-46
Class B Investor Interest..............................................S-35
Class B Monthly Interest...............................................S-39
Class B Monthly Principal..............................................S-42
Class B Required Amount................................................S-36
Class B Scheduled Payment Date.........................................S-25
Class B Servicing Fee..................................................S-52
Class B Underwriter....................................................S-56
Closing Date...........................................................S-31
CMB....................................................................S-18
Collateral Available Funds.............................................S-39
Collateral Charge-off..................................................S-47
Collateral Default Amount..............................................S-46
Collateral Fixed Allocation............................................S-35
Collateral Floating Allocation.........................................S-34
Collateral Interest....................................................S-36
Collateral Interest Holder.............................................S-36
Collateral Interest Servicing Fee......................................S-52
Collateral Monthly Interest............................................S-40
Collateral Monthly Principal...........................................S-43
Collateral Rate........................................................S-40
Companion Series.......................................................S-49
Controlled Accumulation Amount.........................................S-43
Controlled Accumulation Period.........................................S-25
Controlled Deposit Amount..............................................S-25
Cut-off Date...........................................................S-18
Default Amount.........................................................S-46
Distribution Date......................................................S-31
DOL....................................................................S-54
DTC....................................................................S-30
ERISA..................................................................S-53
Euroclear..............................................................S-30
Excess Finance Charge Collections......................................S-45
Excess Funding Account.................................................S-32
Excess Spread..........................................................S-39
Fixed Investor Percentage..............................................S-35
Floating Investor Percentage...........................................S-34
Group I................................................................S-44
Independent Investors..................................................S-54
Initial Collateral Interest............................................S-45
Interest Period........................................................S-29
investment company.....................................................S-26
Investor Default Amount................................................S-46
Investor Interest......................................................S-36
Investor Servicing Fee.................................................S-51
LIBOR..................................................................S-32
Libor Determination Date...............................................S-31
Listing Agent..........................................................S-53
Loan Agreement.........................................................S-32
Master Trust Trustee...................................................S-18
Master Trust Yield.....................................................S-10
Minimum Aggregate Principal Receivables................................S-18
Minimum Transferor Interest............................................S-18
Monthly Period.........................................................S-34
Net Servicing Fee Rate.................................................S-52
Parties in Interest....................................................S-53
Pay out Event..........................................................S-50
Plan Asset Regulation..................................................S-54
Plans..................................................................S-53
Portfolio Yield........................................................S-26
Principal Funding Account..............................................S-47
Principal Funding Account Balance......................................S-25
Principal Funding Investment Proceeds..................................S-47
Principal Shortfalls...................................................S-45
Rating Agency Condition................................................S-46
Reallocated Class B Principal Collections..............................S-37
Reallocated Collateral Principal Collections...........................S-37
Reallocated Principal Collections......................................S-37
Receivables............................................................S-18
Record Date............................................................S-29
Recoveries.............................................................S-20
Reference Banks........................................................S-32
Removal Date...........................................................S-34
Removed Accounts.......................................................S-19
Required Amount........................................................S-33
Required Collateral Interest...........................................S-45
Required Reserve Account Amount........................................S-48
Reserve Account........................................................S-47
Reserve Account Funding Date...........................................S-48
Revolving Period.......................................................S-32
Series 1999-_ Certificates.............................................S-18
Series 1999-_ Supplement...............................................S-18
Series 1999-_ Termination Date.........................................S-42
Servicer Interchange...................................................S-51
Servicing Fee..........................................................S-51
Shared Principal Collections...........................................S-45
Telerate Page 3750.....................................................S-32
Transfer Date..........................................................S-38
Transferor.............................................................S-18
Transferor Certificate.................................................S-29
Transferor Interest....................................................S-34
Transferor Percentage..................................................S-29
Trust Portfolio........................................................S-18
U.S. ..................................................................S-30
Underwriters...........................................................S-56
Underwriting Agreement.................................................S-56




                                  ANNEX I

                    OTHER SERIES ISSUED AND OUTSTANDING

      The table below sets forth the principal characteristics of the ______ other Series previously issued by the Master Trust and currently outstanding. For more specific information with respect to any Series, any prospective investor should contact The Chase Manhattan Bank at (212) 270-6000. The Chase Manhattan Bank will provide, without charge, to any prospective purchaser of the Certificates, a copy of the Disclosure Documents for any other publicly issued Series.

SERIES 1995-2

1.  Class A Certificates

    Initial Investor Interest.....................    $600,000,000
    Certificate Rate..............................    6.23%
    Controlled Accumulation Amount (subject to
      adjustment).................................    $50,000,000
    Commencement of Controlled Accumulation
      Period (subject to adjustment)..............    September 30, 1999
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    $47,728,181.82
    Other Enhancement.............................    Subordination of Class
                                                      B Certificates
    Scheduled Payment Date........................    October 15, 2000
    Series 1995-2 Termination Date................    June 15, 2003
    Series Issuance Date..........................    October 19, 1995

2.  Class B Certificates
    Initial Investor Interest.....................    $34,090,000
    Certificate Rate..............................    6.38%
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    Same as above for Class
                                                      A Certificates
    Scheduled Payment Date........................    November 15, 2000
    Series 1995-2 Termination Date................    Same as above for Class
                                                      A Certificates
    Series Issuance Date..........................    Same as above for Class
                                                      A Certificates

SERIES 1995-3

1.  Class A Certificates
    Initial Investor Interest.....................    $450,000,000
    Certificate Rate..............................    6.23%
    Controlled Accumulation Amount (subject to
      adjustment).................................    $37,500,000
    Commencement of Controlled Accumulation
      Period (subject to adjustment)..............    July 31, 2001
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    $35,795,636.36
    Other Enhancement.............................    Subordination of Class
                                                      B Certificates
    Scheduled Payment Date........................    August 15, 2002
    Series 1995-3 Termination Date................    April 15, 2005
    Series Issuance Date..........................    November 21, 1995

2.  Class B Certificates
    Initial Investor Interest.....................    $25,568,000
    Certificate Rate..............................    6.39%
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    Same as above for Class
                                                      A Certificates
    Scheduled Payment Date........................    September 15, 2002
    Series 1995-3 Termination Date................    Same as above for Class
                                                      A Certificates
    Series Issuance Date..........................    Same as above for Class
                                                      A Certificates

SERIES 1995-4

1.  Class A Certificates
    Initial Investor Interest.....................    $300,000,000
    Certificate Rate..............................    Three Month LIBOR +
                                                      0.20%
    Controlled Accumulation Amount (subject to
      adjustment).................................    $25,000,000
    Commencement of Controlled Accumulation
      Period (subject to adjustment)..............    October 31, 2001
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    $35,714,857.14
    Other Enhancement.............................    Subordination of Class
                                                      B Certificates
    Scheduled Payment Date........................    November 25, 2002
    Series 1995-4 Termination Date................    July 25, 2005
    Series Issuance Date..........................    November 29, 1995

2.  Class B Certificates
    Initial Investor Interest.....................    $21,428,000
    Certificate Rate..............................    Three Month LIBOR +
                                                      0.32%
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    Same as above for Class
                                                      A Certificates
    Scheduled Payment Date........................    November 25, 2002
    Series 1995-4 Termination Date................    Same as above for Class
                                                      A Certificates
    Series Issuance Date..........................    Same as above for Class
                                                      A Certificates

SERIES 1996-1

1.  Class A Certificates
    Initial Investor Interest.....................    $700,000,000
    Certificate Rate..............................    5.55%
    Controlled Accumulation Amount (subject to
      adjustmemnt)................................    $58,333,333.33
    Commencement of Controlled Accumulation
      Period (subject to adjustment)..............    December 31, 1999
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    $55,682,545.45
    Other Enhancement.............................    Subordination of Class
                                                      B Certificates
    Scheduled Payment Date........................    January 15, 2001
    Series 1996-1 Termination Date................    September 15, 2003
    Series Issuance Date..........................    January 23, 1996

2.  Class B Certificates
    Initial Investor Interest.....................    $39,772,000
    Certificate Rate..............................    5.71%
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    Same as above for Class
                                                      A Certificates
    Scheduled Payment Date........................    February 15, 2001
    Series 1996-1 Termination Date................    Same as above for Class
                                                      A Certificates
    Series Issuance Date..........................    Same as above for Class
                                                      A Certificates

SERIES 1996-2

1.  Class A Certificates
    Initial Investor Interest.....................    $550,000,000
    Certificate Rate..............................    5.98%
    Controlled Accumulation Amount (subject to
      adjustment).................................    $45,833,333.33
    Commencement of Controlled Accumulation
      Period (subject to adjustment)..............    December 31, 2004
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    $43,750,000.00
    Other Enhancement.............................    Subordination of Class
                                                      B Certificates
    Scheduled Payment Date........................    January 15, 2006
    Series 1996-2 Termination Date................    September 15, 2008
    Series Issuance Date..........................    January 23, 1996

2   Class B Certificates
    Initial Investor Interest.....................    $31,250,000
    Certificate Rate..............................    6.16%
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    Same as above for Class
                                                      A Certificates
    Scheduled Payment Date........................    February 15, 2006
    Series 1996-2 Termination Date................    Same as above for Class
                                                      A Certificates
    Series Issuance Date..........................    Same as above for Class
                                                      A Certificates

SERIES 1996-3

1.  Class A Certificates
    Initial Investor Interest.....................    $411,983,000
    Certificate Rate..............................    7.09%
    Controlled Accumulation Amount (subject to
      adjustment).................................    $34,331,916.67
    Commencement of Controlled Accumulation
      Period (subject to adjustment)..............    May 31, 2005
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    $32,772,440.86
    Other Enhancement.............................    Subordination of Class
                                                      B Certificates
    Scheduled Payment Date........................    June 15, 2006
    Series 1996-3 Termination Date................    February 15, 2009
    Series Issuance Date..........................    May 30, 1996

2.  Class B Certificates
    Initial Investor Interest.....................    $23,408,000
    Certificate Rate..............................    7.27%
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    Same as above for Class
                                                      A Certificates
    Scheduled Payment Date........................    July 15, 2006
    Series 1996-3 Termination Date................    Same as above for Class
                                                      A Certificates
    Series Issuance Date..........................    Same as above for Class
                                                      A Certificates

SERIES 1996-4

1.  Class A Certificates
    Initial Investor Interest.....................    $1,400,000,000
    Certificate Rate..............................    One Month LIBOR + 0.13%
    Controlled Accumulation Amount (subject to
      adjustment).................................    $116,666,666.67
    Commencement of Controlled Accumulation
      Period (subject to adjustment)..............    October 31, 2002
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    $150,000,666.67
    Other Enhancement.............................    Subordination of Class
                                                      B Certificates
    Scheduled Payment Date........................    November 17, 2003
    Series 1996-4 Termination Date................    July 17, 2006
    Series Issuance Date..........................    November 14, 1996

2.  Class B Certificates
    Initial Investor Interest.....................    $116,666,000

    Certificate Rate..............................    One Month LIBOR + 0.35%
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    Same as above for Class
                                                      A Certificates
    Scheduled Payment Date........................    December 15, 2003
    Series 1996-4 Termination Date................    Same as above for Class
                                                      A Certificates
    Series Issuance Date..........................    Same as above for Class
                                                      A Certificates

SERIES 1997-1

1.  Class A Certificates
    Initial Investor Interest.....................    $1,150,000,000
    Certificate Rate..............................    One Month LIBOR + 0.09%
    Controlled Accumulation Amount (subject to
      adjustment).................................    $95,833,333.33
    Commencement of Controlled Accumulation
      Period (subject to adjustment)..............    January 31, 2003
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    $123,214,619
    Other Enhancement.............................    Subordination of Class
                                                      B Certificates
    Scheduled Payment Date........................    February 15, 2004
    Series 1997-1 Termination Date................    October 15, 2006
    Series Issuance Date..........................    February 24, 1997

2.  Class B Certificates
    Initial Investor Interest.....................    $95,833,000
    Certificate Rate..............................    One Month LIBOR + 0.29%
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    Same as above for Class
                                                      A Certificates
    Scheduled Payment Date........................    March 15, 2004
    Series 1997-1 Termination Date................    Same as above for Class
                                                      A Certificates
    Series Issuance Date..........................    Same as above for Class
                                                      A Certificates

SERIES 1997-2

1.  Class A Certificates
    Initial Investor Interest.....................    $1,500,000,000
    Certificate Rate..............................    6.30%
    Controlled Accumulation Amount (subject to
      adjustment).................................    $125,000,000
    Commencement of Controlled Accumulation
      Period (subject to adjustment)..............    July 31, 1999
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    $119,318,455
    Other Enhancement.............................    Subordination of Class
                                                      B Certificates
    Scheduled Payment Date........................    August 15, 2000
    Series 1997-2 Termination Date................    April 15, 2003
    Series Issuance Date..........................    August 18, 1997

2.  Class B Certificates
    Initial Investor Interest.....................    $85,227,000
    Certificate Rate..............................    6.45%
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    Same as above for Class
                                                      A Certificates
    Scheduled Payment Date........................    September 15, 2000
    Series 1997-2 Termination Date................    Same as above for Class
                                                      A Certificates
    Series Issuance Date..........................    Same as above for Class
                                                      A Certificates

SERIES 1997-3

1.  Class A Certificates
    Initial Investor Interest.....................    $250,000,000
    Certificate Rate..............................    6.777%
    Controlled Accumulation Amount (subject to
      adjustment).................................    One-twelfth of
                                                      outstanding balance
                                                      of Class A Certificates
                                                      on August 1, 2003
    Commencement of Controlled Accumulation
      Period (subject to adjustment)..............    August 31, 2003
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    $26,786,048
    Other Enhancement.............................    Subordination of Class
                                                      B Certificates
    Scheduled Payment Date........................    September 15, 2004
    Series 1997-3 Termination Date................    May 15, 2007
    Series Issuance Date..........................    September 22, 1997

2.  Class B Certificates
    Initial Investor Interest.....................    $20,833,000
    Certificate Rate..............................    One Month LIBOR + 0.35%
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    Same as above for Class
                                                      A Certificates
    Scheduled Payment Date........................    October 15, 2004
    Series 1997-3 Termination Date................    Same as above for Class
                                                      A Certificates
    Series Issuance Date..........................    Same as above for
                                                      Class A Certificates

SERIES 1997-4

1.  Class A Certificates
    Initial Investor Interest.....................    $600,000,000
    Certificate Rate..............................    One Month LIBOR + 0.16%
    Controlled Accumulation Amount (subject to
      adjustment).................................    $50,000,000
    Commencement of Controlled Accumulation
      Period (subject to adjustment)..............    November 30, 2001
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    $64,285,715
    Other Enhancement.............................    Subordination of Class
                                                      B Certificates
    Scheduled Payment Date........................    December 15, 2002
    Series 1997-4 Termination Date................    August 15, 2005
    Series Issuance Date..........................    December 8, 1997

2.  Class B Certificates

    Initial Investor Interest.....................    $50,000,000
    Certificate Rate..............................    One Month LIBOR + 0.36%
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    Same as above for Class
                                                      A Certificates
    Scheduled Payment Date........................    January 15, 2003
    Series 1997-4 Termination Date................    Same as above for Class
                                                      A Certificates
    Series Issuance Date..........................    Same as above for Class
                                                      A Certificates

SERIES 1997-5

1.  Class A Certificates
    Initial Investor Interest.....................    $500,000,000
    Certificate Rate..............................    6.194%
    Controlled Accumulation Amount (subject to
      adjustment).................................    $41,666,667
    Commencement of Controlled Accumulation
      Period (subject to adjustment)..............    November 30, 2001
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    $39,772,819
    Other Enhancement.............................    Subordination of Class
                                                      B Certificates
    Scheduled Payment Date........................    December 15, 2002
    Series 1997-5 Termination Date................    August 15, 2005
    Series Issuance Date..........................    December 23, 1997

2.  Class B Certificates
    Initial Investor Interest.....................    $28,409,000
    Certificate Rate..............................    6.388%
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    Same as above for Class
                                                      A Certificates
    Scheduled Payment Date........................    January 15, 2003
    Series 1997-5 Termination Date................    Same as above for Class
                                                      A Certificates
    Series Issuance Date..........................    Same as above for Class
                                                      A Certificates

SERIES 1998-1

1.  Class A-1 Certificates
    Initial Investor Interest.....................    $273,822,563
    Certificate Rate..............................    One Month LIBOR + 0.231%
    Controlled Accumulation Amount (subject to
      adjustment).................................    $22,818,547
    Commencement of Controlled Accumulation
      Period (subject to adjustment)..............    January 31, 2004
    Annual Servicing Fee Percentage...............    2.0%
    Enhancement...................................    Subordination of Class
                                                      B Certificates and
                                                      Initial Collateral
                                                      Interest
    Scheduled Payment Date........................    February 15, 2005
    Series 1998-1 Termination Date................    October 15, 2007
    Series Issuance Date..........................    February 12, 1998

    Class A-2 Certificates
    Initial Investor Interest.....................    $245,278,391
    Certificate Rate..............................    One Month LIBOR +
                                                      0.1885%
    Controlled Accumulation Amount (subject to
      adjustment).................................    $20,439,866
    Commencement of Controlled Accumulation
      Period (subject to adjustment)..............    January 31, 2004
    Annual Servicing Fee Percentage...............    2.0%
    Enhancement...................................    Subordination of Class
                                                      B Certificates and
                                                      Initial Collateral
                                                      Interest
    Scheduled Payment Date........................    February 15, 2005
    Series 1998-1 Termination Date................    October 15, 2007
    Series Issuance Date..........................    February 12, 1998

    Class A-3 Certificates
    Initial Investor Interest.....................    $243,131,534
    Certificate Rate..............................    One Month LIBOR +
                                                      0.2445%
    Controlled Accumulation Amount (subject to
      adjustment).................................    $20,260,961
    Commencement of Controlled Accumulation
      Period (subject to adjustment)..............    January 31, 2004
    Annual Servicing Fee Percentage...............    2.0%
    Enhancement...................................    Subordination of Class
                                                      B Certificates and
                                                      Initial Collateral
                                                      Interest
    Scheduled Payment Date........................    February 15, 2005
    Series 1998-1 Termination Date................    October 15, 2007
    Series Issuance Date..........................    February 12, 1998

2.  Class B Certificates
    Initial Investor Interest.....................    $63,519,000
    Certificate Rate..............................    One Month LIBOR + 0.37%
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    $81,668,141
    Scheduled Payment Date........................    March 15, 2005
    Series 1998-1 Termination Date................    Same as above for Class
                                                      A Certificates
    Series Issuance Date..........................    Same as above for Class
                                                      A Certificates

SERIES 1998-2

1.  Class A Certificates
    Initial Investor Interest.....................    $800,000,000
    Certificate Rate..............................    Federal Funds Rate +
                                                      0.24%
    Controlled Accumulation Amount (subject to
      adjustment).................................    $66,666,667
    Commencement of Controlled Accumulation
      Period (subject to adjustment)..............    January 31, 2000
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    $85,714,953
    Other Enhancement.............................    Subordination of Class
                                                      B Certificates
    Scheduled Payment Date........................    February 15, 2001
    Series 1998-2 Termination Date................    February 15, 2003
    Series Issuance Date..........................    March 9, 1998

2.  Class B Certificates
    Initial Investor Interest.....................    $66,666,000
    Certificate Rate..............................    One Month LIBOR + 0.25%
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    Same as above for Class
                                                      A Certificates
    Scheduled Payment Date........................    March 15, 2003
    Series 1998-2 Termination Date................    Same as above for Class
                                                      A Certificates
    Series Issuance Date..........................    Same as above for
                                                      Class A Certificates

SERIES 1998-3

1.  Class A Certificates
    Initial Investor Interest.....................    $600,000,000
    Certificate Rate..............................    6.000%
    Controlled Accumulation Amount (subject to
      adjustment).................................    $50,000,000
    Commencement of Controlled Accumulation
      Period (subject to adjustment)..............    March 31, 2002
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    $47,728,182
    Other Enhancement.............................    Subordination of Class
                                                      B Certificates
    Scheduled Payment Date........................    April 15, 2003
    Series 1998-3 Termination Date................    August 15, 2005
    Series Issuance Date..........................    May 1, 1998

2.  Class B Certificates
    Initial Investor Interest.....................    $34,090,000
    Certificate Rate..............................    6.150%
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    Same as above for Class
                                                      A Certificates
    Scheduled Payment Date........................    May 15, 2003
    Series 1998-3 Termination Date................    Same as above for Class
                                                      A Certificates
    Series Issuance Date..........................    Same as above for Class
                                                      A Certificates

SERIES 1998-4

1.  Class A Certificates
    Initial Investor Interest.....................    $552,486,188
    Certificate Rate..............................    One Month LIBOR + 0.134%
    Controlled Accumulation Amount (subject to
      adjustment).................................    $46,040,516
    Commencement of Controlled Accumulation
      Period (subject to adjustment)..............    July 31, 2007
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    $59,195,465
    Other Enhancement.............................    Subordination of Class
                                                      B Certificates
    Scheduled Payment Date........................    August 15, 2008
    Series 1998-4 Termination Date................    December 15, 2010
    Series Issuance Date..........................    July 28, 1998

2.  Class B Certificates
    Initial Investor Interest.....................    $46,040,000
    Certificate Rate..............................    One Month LIBOR + 0.36%
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    Same as above for Class
                                                      A Certificates
    Scheduled Payment Date........................    September 15, 2008
    Series 1998-4 Termination Date................    Same as above for Class
                                                      A Certificates
    Series Issuance Date..........................    Same as above for Class
                                                      A Certificates

SERIES 1998-5

1.  Class A Certificates
    Initial Investor Interest.....................    $650,000,000
    Certificate Rate..............................    One Month LIBOR + 0.16%
    Controlled Accumulation Amount (subject to
      adjustment).................................    $54,166,667
    Commencement of Controlled Accumulation
      Period (subject to adjustment)..............    August 31, 2002
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    $69,643,524
    Other Enhancement.............................    Subordination of Class
                                                      B Certificates
    Scheduled Payment Date........................    September 15, 2003
    Series 1998-5 Termination Date................    January 15, 2006
    Series Issuance Date..........................    September 24, 1998

2.  Class B Certificates
    Initial Investor Interest.....................    $54,166,000
    Certificate Rate..............................    One Month LIBOR + 0.36%
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    Same as above for Class
                                                      A Certificates
    Scheduled Payment Date........................    October 15, 2003
    Series 1998-5 Termination Date................    Same as above for Class
                                                      A Certificates
    Series Issuance Date..........................    Same as above for Class
                                                      A Certificates

SERIES 1998-6

1.  Class A Certificates
    Initial Investor Interest.....................    $650,000,000
    Certificate Rate..............................    One Month LIBOR + 0.26%
    Controlled Accumulation Amount (subject to
      adjustment).................................    $54,166,667
    Commencement of Controlled Accumulation
      Period (subject to adjustment)..............    April 30, 2001
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    $69,643,524
    Other Enhancement.............................    Subordination of Class
                                                      B Certificates
    Scheduled Payment Date........................    May 15, 2002
    Series 1998-6 Termination Date................    September 15, 2004
    Series Issuance Date..........................    November 24, 1998

2.  Class B Certificates
    Initial Investor Interest.....................    $54,166,000
    Certificate Rate..............................    One Month LIBOR + 0.51%
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    Same as above for Class
                                                      A Certificates
    Scheduled Payment Date........................    June 15, 2002
    Series 1998-6 Termination Date................    Same as above for Class
                                                      A Certificates
    Series Issuance Date..........................    Same as above for Class
                                                      A Certificates

SERIES 1999-1

1.  Class A Certificates
    Initial Investor Interest.....................    $750,000,000
    Certificate Rate..............................    One Month LIBOR + 0.16%
    Controlled Accumulation Amount (subject to
      adjustment).................................    $62,500,000
    Commencement of Controlled Accumulation
      Period (subject to adjustment)..............    April 30, 2003
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    $80,357,145
    Other Enhancement.............................    Subordination of Class
                                                      B Certificates
    Scheduled Payment Date........................    May 15, 2004
    Series 1999-1 Termination Date................    September 15, 2006
    Series Issuance Date..........................    March 4, 1999

2.  Class B Certificates
    Initial Investor Interest.....................    $62,500,000
    Certificate Rate..............................    One Month LIBOR + 0.39%
    Annual Servicing Fee Percentage...............    2.0%
    Initial Collateral Interest...................    Same as above for Class
                                                      A Certificates
    Scheduled Payment Date........................    June 15, 2004
    Series 1999-1 Termination Date................    Same as above for Class
                                                      A Certificates
    Series Issuance Date..........................    Same as above for Class
                                                      A Certificates